UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement
BIOPHARMX CORPORATION
(Name of Registrant As Specified In Its Charter)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BIOPHARMX CORPORATION
1098 HAMILTON COURT
MENLO PARK, CA 94025

NOTICE OF ACTION TAKEN BY WRITTEN

CONSENT OF STOCKHOLDERS IN LIEU OF A MEETING

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

February     , 2015

To Our Stockholders:

NOTICE IS HEREBY GIVEN that:

1.              On February 2, 2015, BioPharmX Corporation, a Delaware corporation (“Company”), received written consents from the holders of (i) 2,283,782 shares of the Company’s Series A preferred stock, or approximately 70.78% of the Company’s issued and outstanding Series A preferred stock, as of November 6, 2014 (“Series A 204 Record Date”); (ii) 8,788,817 shares of the Company’s common stock, or approximately 55.57% the Company’s issued and outstanding common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis), as of February 2, 2015 (“204 Record Date”); and (iii) 2,588,817 shares of the Company’s Series A preferred stock, or approximately 61.52% of the Company’s issued and outstanding Series A preferred stock, as of the 204 Record Date,  approving the following:

a.              The adoption of resolutions that have been adopted by the Company’s board of directors to ratify the sale and issuance of 4,207,987 shares of Series A preferred stock and to approve the filing of a certificate of validation with the Secretary of State of the State of Delaware, effective as of April 25, 2014, in connection with the reincorporation of the Company from Nevada to Delaware; and

b.              The filing of a certificate of designations providing for the authorization, reservation, and issuance of up to 5,500,000 shares of Series A preferred stock, which filing has been approved by the Company’s board of directors.

2.              On January 21, 2015, the Company received written consents from the holders of 8,422,381 shares of the Company’s common stock, or approximately 53.25% of the Company’s issued and outstanding common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis), as of January 21, 2015 (“EIP Record Date”), approving the adoption of the 2014 Equity Incentive Plan that had been adopted by the Company’s board of directors on January 23, 2014.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT WITH RESPECT TO THE MATTERS SET FORTH HEREIN.

No action is required by you. The filing of the certificate of validation and the filing of the certificate of designations will not become effective until 20 business days after this Information Statement is first mailed to the Company’s stockholders. As of the EIP Record Date, no additional options will be granted under the 2014 Equity Incentive Plan until a minimum of 20 business days after this Information Statement is first mailed to the Company’s stockholders. This Notice and the accompanying Information Statement is furnished pursuant to

Section 228(e) of the General Corporation Law of the State of Delaware (“DGCL”), Section 204 of the DGCL, and Section 14 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), for the purpose of informing all stockholders of record as of each of the Series A 204 Record Date, the 204 Record Date, and the EIP Record Date of the actions described above before they take effect.

You are urged to read the accompanying Information Statement in its entirety for a description of the action taken by the Company’s stockholders.

Sincerely,

/s/ James R. Pekarsky
James R. Pekarsky
Chief Executive Officer, Chief Financial Officer, and Chairman

This information statement is dated February     , 2015 and is first being sent or given to stockholders of record as of each of the Series A 204 Record Date, the 204 Record Date, and the EIP Record Date on or about February     , 2015.

BIOPHARMX CORPORATION
1098 HAMILTON COURT
MENLO PARK, CA 94025

INFORMATION STATEMENT

REGARDING ACTION TAKEN BY WRITTEN

CONSENT OF STOCKHOLDERS IN LIEU OF A MEETING

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT WITH RESPECT TO THE MATTERS SET FORTH HEREIN.

GENERAL INFORMATION

Introduction

This Information Statement is being furnished by BioPharmX Corporation, a Delaware corporation (“Company”, “we”, “us”, “our”), to stockholders of record in connection with actions taken by written consent of the holders of (i) 2,283,782 shares of the Company’s Series A preferred stock, or approximately 70.78% of our issued and outstanding Series A preferred stock, as of November 6, 2014 (“Series A 204 Record Date”); (ii) 8,788,817 shares of the Company’s common stock, or approximately 55.57% of our issued and outstanding common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis), as of February 2, 2015 (“204 Record Date”); (iii) 2,588,817 shares of the Company’s Series A preferred stock, or approximately 61.52% of our issued and outstanding Series A preferred stock, as of the 204 Record Date; and (iv) 8,422,381 shares of the Company’s common stock, or approximately 53.25% of the Company’s issued and outstanding common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis), as of January 21, 2015 (“EIP Record Date”):

On January 22, 2015, our board of directors unanimously adopted resolutions by written consent, in accordance with Section 204 of the Delaware General Corporation Law (“DGCL”), to file a certificate of validation with the Secretary of State of the State of Delaware for the purposes of retroactively effecting the filing of a certificate of designations of the Company’s Series A preferred stock with such Secretary and ratifying the sale and issuance of 4,207,987 shares of Series A preferred stock (“Certificate of Validation”), in connection with the reincorporation of the Company from Nevada to Delaware effective May 16, 2014 (“Initial Series A Resolutions”). The certificate of designations, preferences, and rights of the Company’s Series A preferred stock set forth in the Certificate of Validation provides for the authorization, reservation, and issuance of up to 4,207,987 shares of Series A preferred stock on the terms contained therein (“4.2M Certificate of Designations”). A copy of the Certificate of Validation is attached as Appendix A-1 to this Information Statement. A copy of the 4.2M Certificate of Designations is attached as Appendix A-2 to this Information Statement.

The certificate of incorporation of the Company authorizes 10,000,000 shares of preferred stock, having a par value of $0.001 per share, and permits our board of directors to designate and authorize the issuance of one or more classes or one or more series of preferred stock with such designations, preferences, limitations, and restrictions as it may determine from time to time. On July 31, 2014, the Company, without obtaining stockholder approval, filed a certificate of designations with the Secretary of State of the State of Delaware providing for the authorization, reservation, and issuance of up to 5,500,000 shares of Series A preferred stock. Because the 4.2M Certificate of

Designations, which will be made retroactively effective as of April 25, 2014 upon filing of the Certificate of Validation, requires the approval of a majority of holders of the Company’s Series A preferred stock to increase the amount of Series A preferred stock authorized for issuance above 4,207,987 shares, we sought requisite stockholder approval for the filing of a new certificate of designations. On January 22, 2015, our board of directors unanimously adopted resolutions by written consent to approve the filing of a new certificate of designations of the Company’s Series A Preferred Stock with the Secretary of State of the State of Delaware, which provides for the authorization, reservation, and issuance of up to 5,500,000 shares of Series A preferred stock for a price per share of $1.85 (“5.5M Certificate of Designations”) (such resolutions hereinafter being referred to singly as the “Additional Series A Resolutions” and, collectively with the Initial Series A Resolutions, as the “Series A Resolutions”). A copy of the Company’s certificate of incorporation is attached as Appendix B-1 to this Information Statement. A copy of the 5.5M Certificate of Designations is attached as Appendix B-2 to this Information Statement.

The Series A Resolutions were approved by the holders of (i) a majority of the issued and outstanding shares of the Company’s Series A preferred stock as of the Series A 204 Record Date; (ii) a majority of the issued and outstanding shares of the Company’s common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis) as of the 204 Record Date; and (iii) a majority of the issued and outstanding shares of the Company’s Series A preferred stock as of the 204 Record Date. The text of the Series A Resolutions is attached as Appendix C to this Information Statement.

On January 23, 2014, our board of directors unanimously approved by written consent the adoption of the Company’s 2014 Equity Incentive Plan (the “2014 Plan”). In order to grant “incentive stock options” under the 2014 Plan within the meaning of Section 422 of the Code, the Company is required to obtain stockholder approval of the 2014 Plan within 12 months of the date of adoption of such plan. The 2014 Plan was approved by written consent of the holders of a majority of the issued and outstanding shares of the Company’s common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis) as of the EIP Record Date. A copy the 2014 Plan is attached as Appendix D to this Information Statement.

This Information Statement is being mailed to stockholders of the Company on or about February     , 2015.

Adoption of the Series A Resolutions

On January 22, 2015, the Company’s board of directors unanimously approved, declared advisable, and recommended that the stockholders consider and adopt the Initial Series A Resolutions in accordance with Section 204 of the DGCL. The Certificate of Validation sets forth the 4.2M Certificate of Designations, which the Company believes will clarify the status of the Company’s Series A preferred stock. In addition, on January 22, 2015, the Company’s board of directors unanimously approved, declared advisable, and recommended that the stockholders consider and adopt the Additional Series A Resolutions, which would allow the Company to raise additional working capital through the sale and issuance of up to 5,500,000 shares of Series A preferred stock for an approximate aggregate consideration of $10.2 million on the terms set forth in the 5.5M Certificate of Designations.

Background

Our board of directors desires to remove any uncertainty regarding the validity of the Series A preferred stock issued by the Company from April 11, 2014 to November 17, 2014 (“Series A Issuances”) in accordance with applicable law. Our failure to file the 4.2M Certificate of Designations with the Secretary of State of the State of Delaware in connection with the merger of BioPharmX Corporation, a predecessor corporation incorporated in Nevada (“BPMX Nevada”), with and into the Company (such merger being hereinafter referred to as the “Reincorporation”) may render the Series A Issuances void or voidable.

BPMX Nevada filed a certificate of designation with the Secretary of State of the State of Nevada on March 20, 2014, which was later amended on April 17, 2014, which certificate provided for the authorization, reservation, and issuance of up to 3,300,000 shares of Series A preferred stock (“NV Certificate of Designation”). The board of directors of BPMX Nevada and the Company’s board of directors unanimously approved the Reincorporation, including the merger agreement and certificate of ownership and merger related thereto (“Merger Documents), by written consent on April 25, 2014. A majority of the stockholders of BPMX NV approved the Reincorporation and Merger Documents on April 25, 2014 by written consent. The sole stockholder of our Company approved the Reincorporation and Merger Documents on April 25, 2014 by written consent. Pursuant to the Merger Documents and resolutions approving the Reincorporation, each share of BPMX NV preferred stock was to be automatically converted into one share of Company preferred stock with the same par value. The certificate of ownership and merger was filed with the Secretary of State of the State of Delaware on May 13, 2014, and the Reincorporation became effective on May 16, 2014.

The Company should have, but erroneously did not, file a form of the NV Certificate of Designation with the Secretary of State of the State of Delaware in connection with the Reincorporation. Although the Merger Documents provide for 1:1 conversion of BPMX Nevada preferred stock into Company preferred stock, and although the Company filed the NV Certificate of Designation with the Secretary of State of the State of Nevada prior to the Reincorporation, the Company did not file a form of the NV Certificate of Designation with the Secretary of State of the State of Delaware in connection with the Reincorporation. On July 31, 2014, the Company, without obtaining stockholder approval, filed the 5.5M Certificate of Designations with the Secretary of State of the State of Delaware. On November 7, 2014 the Company issued more than 3,300,000 shares of Series A preferred stock.

Because the Company (i) did not file a form of the NV Certificate of Designation with the Secretary of State of the State of Delaware in connection with the Reincorporation as intended, (ii) did not obtain stockholder approval for the filing of the 5.5M Certificate of Designations, and (iii) issued more than 3,300,000 shares of Series A preferred stock before rectifying the foregoing, the Series A Issuances may be void or voidable.

Reasons for Adoption of the Series A Resolutions; Required Vote

Section 204 of the DGCL, a relatively new statutory provision that became effective on April 1, 2014, provides that defects in stock issuances and other corporate acts render such stock and acts voidable and not void. Section 204 allows the board of directors of a company, by following specified procedures, to validate a defective corporate act retroactive to the date the defective corporate act was originally taken.

Our board of directors determined that it would be appropriate to ratify the Initial Series A Resolutions pursuant to Section 204 of the DGCL as well as approve the Additional Series A Resolutions in order to avoid any uncertainty related to the validity of the Series A Issuances.

In accordance with Section 151 of the DGCL, the Company’s adoption of the 4.2M Certificate of Designations in connection with the Reincorporation would have required a majority vote of the holders of record of the Company’s common stock as of the time of the Reincorporation. In order to ratify the Certificate of Validation under Section 204, thereby enabling the retroactive adoption of the 4.2M Certificate of Designations, a majority vote of the holders of record of the Company’s common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis) must be taken as of the 204 Record Date. In addition, had a form of the NV Certificate of Designation been filed with the Secretary of State of the State of Delaware in connection with the Reincorporation, then, in accordance with the terms of such certificate, the ratification of the sale and issuance of more than 3,300,000 shares of Series A Preferred Stock would have required a majority vote of the holders of record of the Company’s Series A preferred stock as of the Series A 204 Record Date. Therefore, ratification of the Initial Series A Resolutions pursuant to Section 204 of the DGCL requires (i) a majority vote of the holders of record of the Company’s common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis) as of the 204 Record Date, and (ii) a majority vote of the holders of record of the Company’s Series A preferred stock as of the Series A 204 Record Date.

In accordance with the terms of the 4.2M Certificate of Designations and consistent with the foregoing ratification, the Company’s filing of the 5.5M Certificate of Designations requires a majority vote of the holders of record of the Company’s Series A preferred stock as of the 204 Record Date.

Description of Securities; Effect on Existing Stockholders

The certificate of incorporation of the Company authorizes 10,000,000 shares of preferred stock, having a par value of $0.001 per share, and permits our board of directors to designate one or more classes or one or more series of preferred stock with such designations, preferences, limitations, and restrictions as it may determine from time to time. In accordance with the adoption of the Initial Series A Resolutions and the terms of the 4.2M Certificate of Designations, the Company’s adoption of the Additional Series A Resolutions and 5.5M Certificate of Designations required the approval of certain stockholders, which the Company obtained on February 2, 2015. Effective upon the filing of the 5.5M Certificate of Designations, the Company will have designated 5,500,000 shares of Series A preferred stock, having a par value of $0.001 per share, with certain rights, privileges, limitations, qualifications, and restrictions. In addition, holders of shares of Series A preferred stock are party to a subscription agreement, investors’ rights agreement, and warrant agreement that provide for, among other things, rights of participation, warrant rights, registration rights, information rights, inspection rights, drag-along rights, board representation rights, co-sale rights, and rights of participation in future underwritten securities offerings. The following represents a partial summary of the terms governing the Company’s Series A preferred stock:

•                  Holders of Series A preferred stock (“Series A Holders”) are entitled to interest payments at the rate of 6% of the purchase price per annum. The Company has the option to pay this interest in shares of the Company’s common stock or in cash.

•                  Series A Holders are entitled to receive dividends on a pro rata, as-converted basis with the holders of the Company’s common stock.

•                  Series A Holders are entitled to vote together with the holders of the Company’s common stock with respect to any matter upon which holders of common stock have the right to vote (except as provided by law), with each such Series A share entitled to the number of votes equal to the number of shares of the Company’s common stock into which such Series A share would be converted if converted on the applicable record date for the taking of such vote. Initially, each share of Series A preferred stock will have one vote per share.

•                  Each share of Series A preferred stock is initially convertible, at any time at the sole option of the holder, into one share of the Company’s common stock, subject to future adjustments as provided for in the 5.5M Certificate of Designations. The shares of Series A preferred stock shall automatically convert into shares of the Company’s common stock at the then applicable Conversion Rate (as defined in the 5.5M Certificate of Designations) upon the uplisting of the Company’s common stock to NYSE or NASDAQ within three years from the Original Issue Date (as defined in the 5.5M Certificate of Designations) of the Company’s Series A preferred stock.

•                  If the Company effectuates a Dilutive Issuance (as defined in the 5.5M Certificate of Designations) that is not an Excepted Issuance (as defined in the 5.5M Certificate of Designations), the Conversion Rate of the Series A preferred stock shall be adjusted on a full-ratchet basis.

•                  If the Company fails to effect the uplisting within three years of the Original Issue Date, the Series A Holders shall have the right to require the Company to redeem all or a portion of the then outstanding shares of Series A preferred stock held by such Series A Holder at a price per share equal to the Series A liquidation preference.

•                  Upon the occurrence of a Liquidation Event (as defined in the 5.5M Certificate of Designations), Series A Holders shall be entitled to receive, prior and in preference to the holders of the Company’s common stock, the amount they paid for their shares of Series A preferred stock plus any accrued interest and any declared but unpaid dividends. If available funds are insufficient to permit the payment to Series A Holders of the full liquidation preference, then available funds shall be distributed to such Series A Holders on a pro rata basis.

•                  Series A Holders who have subscribed for at least $500,000 of the shares shall have the right to purchase on a pro rata basis up to an aggregate of 50% of the securities offered by the Company in any subsequent financing.

•                  In the event any of our Named Executive Officers (as defined below) transfer their common stock to a third party purchaser other than a family member or qualifying trust, Series A Holders who have subscribed for at least $500,000 of the shares shall have the right to sell to such third party purchaser a certain portion of their shares of Series A preferred stock (on an as-converted basis).

•                  Series A Holders received warrants for no additional consideration to purchase a number of shares of the Company’s common stock equal to 50% of the number of shares of common stock into which such Holder’s Series A shares are convertible for three years at an initial exercise price of $3.70 per share. The exercise price of such warrants may be adjusted in the event of subdivision, combination, reclassification, merger, or distributions to the common stockholders (other than as part of the Company’s dissolution, liquidation, or winding up). As of February 2, 2015, there are warrants issued and outstanding to purchase 2,702,543 shares of the Company’s common stock.

•                  An amendment to the 5.5M Certificate of Designations or an increase in the number of shares of Series A preferred stock authorized for issuance thereunder requires the vote of a majority of Series A Holders.

The foregoing description is not intended to be a complete description of the terms governing the Series A preferred stock. The issuance of up to 5,500,000 shares of Series A preferred stock will have the effect of diluting the percentage of the Company’s issued and outstanding shares of common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis) held by existing stockholders and could have the effect of diluting earnings per share and book value per share of existing stockholders.

Ratification; Filing of a Certificate of Validation; Effect of Ratification; Retroactive Validation

On January 22, 2015, the Company’s board of directors unanimously approved, declared advisable, and recommended that the stockholders consider and adopt the Series A Resolutions. On February 2, 2015, the Series A Resolutions were approved by written consent of the holders of (i) a majority of the issued and outstanding shares of the Company’s Series A preferred stock as of the Series A 204 Record Date; (ii) a majority of the issued and outstanding shares of the Company’s common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis) as of the 204 Record Date; and (iii) a majority of the issued and outstanding shares of the Company’s Series A preferred stock as of the 204 Record Date.

We intend to file the Certificate of Validation with the Secretary of State of the State of Delaware on or about             , 2015, and the “validation effective time” of such certificate shall be the same as the filing date. We intend to file the 5.5M Certificate of Designations with the Secretary of State of the State of Delaware on or about             , 2015, which shall become effective on the filing date.

Once the Certificate of Validation is filed and becomes effective, subject to “—Time Limitations on Legal Challenges to the Ratification of the Ratification of the Initial Series A Resolutions,” the Series A Issuances shall no longer be deemed void or voidable as a result of the failures of authorization described above because the Certificate of Validation will have retroactive effect. The Certificate of Validation, in conjunction with the Initial Series A Resolutions, shall retroactively cure the defects arising from (i) the failure to file a form of the NV Certificate of Designation in connection with the Reincorporation, and (ii) the issuance of more than 3,300,000 shares of Series A preferred stock prior to obtaining the requisite stockholder vote.

Once the 5.5M Certificate of Designations is filed and becomes effective, the Company will be authorized to issue up to 5,500,000 shares of Series A preferred stock on the terms set forth in the 5.5M Certificate of Designations.

Time Limitations on Legal Challenges to the Ratification of the Initial Series A Resolutions

Under Section 204 of the DGCL, any claim that the possible defective corporate act ratified pursuant to the Initial Series A Resolutions is void or voidable due to the identified failures of authorization, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the Initial Series A Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

Adoption of the 2014 Equity Incentive Plan

On January 23, 2014, our board of directors unanimously established and approved by written consent the adoption of the 2014 Plan and the reservation of 2,700,000 shares of the Company’s common stock for issuance thereunder. The 2014 Plan became effective on January 23, 2014. On November 7, 2014, our board of directors unanimously adopted resolutions increasing the number of shares of the Company’s common stock reserved for issuance under the 2014 Plan to a total of 4,500,000 shares.

In order to grant “incentive stock options” under the 2014 Plan within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), the Company is required to obtain stockholder approval of the 2014 Plan within 12 months of the date of adoption of such plan. The 2014 Plan was approved by written consent of the holders of a majority of the issued and outstanding shares of the Company’s common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis) on January 21, 2015.

Overview

We believe that future business successes and our ability to remain competitive depend on our continuing efforts to attract, retain, and motivate highly qualified personnel. In order to be competitive as an employer in our industry, we rely on our equity-based compensation programs, including the grant of options and other awards under the 2014 Plan, to attract and retain qualified people. Allowing employees to participate in owning shares of our common stock helps to align the objectives of our stockholders and employees and is important in attracting, motivating, and retaining the highly skilled personnel that are necessary in our industry.

The 2014 Plan provides for the grant of awards to eligible employees, directors, and consultants in the form of stock options (“Options”), restricted stock awards (“RSAs”), and any other security whose value is derived from the value of the Company’s common stock (collectively, the “Awards”). Such Awards may include bonuses of restricted stock.

We reserved 4,500,000 shares of our common stock for issuance under the 2014 Plan, and as of February 2, 2015 there are Options outstanding thereunder to purchase 2,689,252 shares of our common stock. Shares subject to Awards granted under our 2014 Plan that have subsequently expired or are subsequently forfeited, canceled, or settled in cash shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares that may be issued under the 2014 Plan. In addition, the following shares are available for grant and issuance under our 2014 Plan:

•                  unissued shares retained by the Company upon exercise of an Award that are used to pay the exercise price for such Award or withheld to satisfy the tax withholding obligations with respect to such Award; and

•                  unvested shares subject to Awards granted under our 2014 Plan that are subsequently forfeited or repurchased by us at the original purchase price.

The 2014 Plan provides that the total number of shares issuable upon exercise of all outstanding Awards shall not exceed a number of shares that is equal to 30% of the then outstanding shares of the Company, as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, unless a percentage higher than 30% is approved by at least two-thirds of the then outstanding shares of the Company’s common stock entitled to vote.

Eligibility

The 2014 Plan provides for the grant of Awards to employees, directors, and consultants, provided that awards of incentive stock options (“ISOs”) may be granted only to employees of the Company, or any parent or subsidiary thereof. As of February 2, 2015, approximately 23 individuals are eligible to participate in the 2014 Plan.

Grant of Awards

The 2014 Plan may be administered by our board of directors, by a committee (or subcommittee of the committee) designated by our board of directors, or by multiple such bodies (“Administrators”). Administrator(s) shall have the authority, except as otherwise provided by our board of directors, to construe and interpret the 2014 Plan, grant awards and make all other determinations necessary or advisable for the administration of the 2014 Plan, and implement and carry out the 2014 Plan.

Option Vesting and Price

Options may vest based on time or achievement of performance conditions. Options may become vested and exercisable within the times or upon the conditions as set forth in the award agreement and Administrator(s) may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as the Administrator(s) determines.

Options granted under the 2014 Plan typically vest over a four-year period, with a first vesting date on the one-year anniversary of the vesting commencement date and vesting in monthly installments thereafter. Options granted to employees shall become vested and exercisable in no case at a rate less than 20% per year over a five-year period from the date of grant, subject to reasonable conditions such as continuous employment.

The maximum term of Options granted under the 2014 Plan is ten years. In the case of an ISO granted to an employee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company, or any parent or subsidiary thereof, the term of such ISO shall be five years from the date of grant thereof or such shorter term as may be provided in the applicable award agreement.

The 2014 Plan provides for the grant of ISOs and nonqualified stock options (“NSOs”). An ISO granted to an employee who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all classes of stock of the Company, or any parent or subsidiary thereof, may not have an exercise price less than 110% of the fair market value of our common stock on the grant date. An ISO granted to an employee who does not meet the immediately preceding description may not have an exercise price less than 100% of the fair market value of our common stock on the grant date. An NSO granted to a person who at the time of the grant of such NSO owns stock representing more than 10% of the voting power of all classes of stock of the Company, or any parent or subsidiary thereof, may not have an exercise price less than 110% of the fair market value of our common stock on the grant date. An NSO granted to any person who does not meet the immediately preceding description may not have an exercise price less than 85% of the fair market value of our common stock on the grant date.

RSA Vesting and Price

An RSA is an offer by us to sell shares of our common stock subject to restrictions, which may vest based on time or achievement of performance conditions. Unless otherwise determined in the award agreement or by the Administrator(s), vesting will cease on the date the holder no longer provides services to us and unvested shares will be forfeited to or repurchased by us. An RSA granted to a person who at the time of the grant of such RSA owns stock representing more than 10% of the voting power of all classes of stock of the Company, or any parent or subsidiary thereof, may not have a purchase price less than 100% of the fair market value of our common stock on the grant date. An RSA granted to any person who does not meet the immediately preceding description may not have a purchase price less than 85% of the fair market value of our common stock on the grant date.

Other Awards

In the case of Awards that are not Options or RSAs, the price shall be as determined by the Administrator(s) from time to time.

The term of any Award granted under the 2014 Plan shall be as set forth in the applicable award agreement, but in no event shall such term be more than ten years from the date of grant thereof.

Consideration

Subject to applicable laws, the consideration to be paid for the shares of common stock to be issued upon the exercise or purchase of an Award shall be determined by the Administrator(s). The Administrator(s) is authorized to accept consideration in the form of cash, check, promissory note, surrender of shares, payment through a broker-dealer sale and remittance procedure, or any combination of the foregoing.

Adjustments upon Changes in Capitalization

In the event there is a specified type of change in our capital structure without our receipt of consideration, such as a stock split, appropriate adjustments will be made to the number of shares reserved under our 2014 Plan and the number of shares and exercise price, if applicable, of all outstanding Awards under our 2014 Plan.

Corporate Transaction

In the event of a Corporate Transaction (as defined in the 2014 Plan), outstanding Awards, including any vesting provisions, may be assumed or substituted by the successor company. If the successor company does not assume or substitute an Award outstanding at the time of the Corporate Transaction, such Award shall become fully vested and exercisable and shall be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and any repurchase and forfeiture rights immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, each outstanding Award shall terminate unless assumed or substituted by the successor corporation or parent thereof.

Termination; Amendment

The 2014 Plan shall terminate on January 23, 2024 unless sooner terminated by our board of directors. Our board of directors may amend or terminate the 2014 Plan at any time. Our board of directors must obtain the approval of our stockholders if our board of directors amends our 2014 Plan in any manner that requires stockholder approval.

The summary of the 2014 Plan provided above is a summary of the principal features of the 2014 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2014 Plan. It is qualified in its entirety by reference to the full text of the 2014 Plan.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the 2014 Plan based on federal income tax laws in effect on the date of this Information Statement.

This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant. The summary does not discuss the tax laws of any state, municipality, or foreign jurisdiction, or the gift, estate, excise, payroll, or other tax laws other than federal income tax law. This summary does not discuss the impact of Section 280G of the Code governing parachute payments or Section 409A of the Code governing nonqualified deferred compensation plans. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because circumstances may vary, we advise all participants to consult their own tax advisors under all circumstances.

Stock Options. A recipient of an Option will not recognize taxable income upon the grant of those awards. For NSOs, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss. The acquisition of shares upon exercise of an ISO will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally required period (currently more than two years from the date of grant and more than one year from the date of exercise). If the shares are not held for the legally required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Any additional gain recognized on the sale generally will be short-term or long-term capital gain. Different and complex rules may apply to ISOs that are early exercisable, and we encourage participants holding such any such awards to seek the advice of their own tax counsel.

Restricted Stock Awards. For RSAs, unless vested or the recipient elects under Section 83(b) of the Code to be taxed at the time of grant or purchase, the recipient will not have taxable income upon the grant, but will recognize ordinary income upon vesting equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

New Plan Benefits

All awards to directors, executive officers, employees and consultants are made at the discretion of the 2014 Plan Administrator(s). Future awards to our directors, officers, employees, and consultants under the 2014 Plan are discretionary. As a result, the benefits and amounts that will be received or allocated under the 2014 Plan are not determinable at this time. We have therefore not included a table that reflects such awards.

History of Grants

From the inception of the 2014 Plan to February 2, 2015, Options to purchase a total of 3,627,000 shares were granted under the 2014 Plan, 767,748 of which were exercised, 170,000 of which were canceled or forfeited, 2,689,252 of which remained outstanding, and 1,0430,000 of which were available for future issuance. The Options outstanding as of February 2, 2015 had a weighted-average exercise price of $0.9083 per share. The closing price per share of our common stock as determined through the Over-the-Counter Bulletin Board on February 2, 2015 was $2.75. The following table summarizes the grants made to our executive officers, all executive officers as a group, all non-employee directors as a group, each associate of any of such directors and executive officers, each other person who has received 5% of Options granted under the 2014 Plan, and all current employees (excluding our executive officers and directors) as a group, from the inception of the 2014 Plan through February 2, 2015:

Name and Position	Number of Shares Underlying Options Granted
James R. Pekarsky, CEO, CFO, Chairman	—
Anja Krammer, President and Director	—
Kin Chan, Executive Vice President, Research and Development	—
Ping Wang Director	—
All executive officers as a group (3 persons)	—
All non-employee directors as a group (1 person)	—
Doug Thomas	600,000
Stephen Kircher	400,000
Ross J. Portaro	200,000
Dongxue Wang(1)	5,000
All employees as a group (excluding executive officers)(2)	2,452,000

(1)         Ms. Wang is the spouse of Ping Wang, a member of our board of directors.

(2)         Includes 10,000 shares of our common stock subject to an Option that has since been canceled or forfeited.

Stockholders Entitled to Information Statement; Record Date

This Information Statement is being mailed to you on or about February     , 2015. Stockholders of record as of each of the Series A 204 Record Date, the 204 Record Date, and the EIP Record Date are entitled to this Information Statement and the notice of the actions taken by written consent of stockholders in lieu of a meeting.

For the purpose of adoption of the Series A Resolutions, as of the Series A 204 Record Date there were 3,226,450 shares of the Company’s Series A preferred stock outstanding and entitled to vote. As of the 204 Record Date, there were (i) 4,207,987 shares of the Company’s Series A preferred stock outstanding and entitled to vote and (ii) 15,816,736 shares of the Company’s common stock outstanding (including 4,207,987 shares of the Company’s Series A preferred stock on an as-converted basis) and entitled to vote.

For the purpose of adoption of the 2014 Plan, as of the EIP Record Date there were (i) 4,207,987 shares of the Company’s Series A preferred stock outstanding and entitled to vote and (ii) 15,816,736 shares of the Company’s common stock outstanding (including 4,207,987 shares of the Company’s Series A preferred stock on an as-converted basis) and entitled to vote.

Costs of Mailing

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

Meeting Not Required

The Series A Resolutions were approved on February 2, 2015 by written consent of the holders of (i) a majority of the issued and outstanding shares of the Company’s Series A preferred stock as of the Series A 204 Record Date; (ii) a majority of the issued and outstanding shares of the Company’s common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis) as of the 204 Record Date; and (iii) a majority of the issued and outstanding shares of the Company’s Series A preferred stock as of the 204 Record Date. The 2014 Plan was approved on January 21, 2015 by written consent of the holders of a majority of the issued and outstanding shares of the Company’s common stock (including the issued and outstanding shares of the Company’s Series A preferred stock on an as-converted basis) as of the EIP Record Date. No further vote is required to approve either the Series A Resolutions or the 2014 Plan.

Absence of Dissenters’ Rights of Appraisal

Under Delaware law, the Company’s stockholders are not entitled to dissenters’ rights of appraisal with respect to either the Series A Resolutions or the 2014 Plan, and we will not independently provide stockholders with any such right.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

Ping Wang is a director of the Company and a Principal of Korea Investment Partners Co., Ltd., which manages the Korea Investment Partners Overseas Expansion Platform Fund (“KIP”). On November 17, 2014, the Company issued 540,541 shares of Series A preferred stock to KIP. Mr. Wang may be deemed to share voting and investment power over the shares issued to KIP. The Series A Resolutions are intended to ratify the Series A Issuances, which includes ratification of the shares of Series A preferred stock held by KIP.

Each of our directors and officers has an interest in the adoption of the 2014 Plan because each of them, as well as employees of the Company that may be associates or affiliates of certain directors and officers, is eligible to receive Awards thereunder.

Other than as set forth above, no person who has been a director or officer of the Company at any time since January 1, 2014, no nominee for election as a director of the Company, and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon.

Proposals by Security Holders

No security holders have transmitted any proposals to be acted upon by the Company.

Change in Control of the Company

On January 23, 2014, Thompson Designs, Inc., a predecessor corporation incorporated in Nevada (“Thompson Designs”), BioPharmX, Inc. (“BPMX Inc.”), the Delaware-incorporated predecessor to the Company’s sole, Nevada-incorporated subsidiary, and stockholders of BPMX Inc. collectively owning 100% of BPMX Inc. (“BPMX Stockholders”) entered into and consummated transactions pursuant to a share exchange agreement, whereby Thompson Designs issued to the BPMX Stockholders an aggregate of 7,025,000 shares of its common stock in exchange for 100% of the shares of BPMX Inc. held by the BPMX Stockholders. The shares of Thompson Designs received by the BPMX Stockholders in the share exchange transaction constituted approximately 77.8% of the then issued and outstanding shares of common stock of Thompson Designs. The BPMX Stockholders, who were James R. Pekarsky, Anja Krammer, Kin F. Chan, and Kevin Mszanowski, thus acquired control of our predecessor corporation, which was later renamed “BioPharmX Corporation” and reincorporated in Delaware.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the information regarding the total compensation for services rendered in all capacities that was earned by each of James R. Pekarsky, Anja Krammer, and Kin F. Chan (“Named Executive Officers”), for the two fiscal years ended December 31, 2014 and December 31, 2013.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Totals ($)
James R. Pekarsky(2)
CEO, CFO,	2014	250,000	—	—	—	—	250,000
Chairman	2013	—	—	—	—	—	—

Anja Krammer(3)
President and	2014	250,000	—	—	—	—	250,000
Director	2013	—	—	—	—	—	—

Kin F. Chan(4)
Executive Vice President,	2014	197,000	—	—	—	—	197,000
Research & Development	2013	—	—	—	—	—	—

(1)         Amounts set forth in this column represent salary earned during fiscal 2014. Each of our Named Executive Officers has deferred a portion of his or her salary.

(2)         Mr. Pekarsky was appointed as our Chief Executive Officer, Chief Financial Officer, and Chairman on January 21, 2014.

(3)         Ms. Krammer was appointed as our President on January 21, 2014.

(4)         Kin F. Chan was hired as our Executive Vice President of Research and Development on February 17, 2014.

Employment Arrangements

We have entered into employment agreements with each of our Named Executive Officers.

Mr. Pekarsky’s Employment Agreement

On January 21, 2014, we entered into an employment agreement with Mr. Pekarsky, pursuant to which Mr. Pekarsky was employed as Chief Executive Officer and Chief Financial Officer of the Company for a term of four years with a one-year automatic renewal term. Mr. Pekarsky’s employment agreement terminates immediately in the event of the employee’s death or disability or, in the event either the Company or Mr. Pekarsky delivers written notice of termination to the other party, on the fifteenth day following delivery of such notice of termination. In addition, the Company may immediately terminate Mr. Pekarsky’s employment agreement in the event Mr. Pekarsky breaches such agreement or upon the occurrence of an event that would constitute cause (as defined in his employment agreement). Mr. Pekarsky’s employment agreement provides for a base salary of $250,000 per year and an annual bonus if performance targets are met, which determination shall be made at the discretion of the board of directors. Mr. Pekarsky’s employment agreement also provides that Mr. Pekarsky shall be subject to nondisclosure, noncompetition, and nonsolicitation covenants for specified periods following the termination of his employment with the Company.

If we terminate Mr. Pekarsky’s employment without cause (as defined in his employment agreement) or if Mr. Pekarsky resigns for good reason (as defined in his employment agreement) within 12 months of a change in control (as defined in his employment agreement) and he delivers a customary release of claims, he would be entitled to: (i) an amount equal to four times his annual compensation; (ii) a continuation of Company-paid health and group-term  life insurance benefits applicable to him as of the change of control (or provision of benefits equivalent thereto) for 24 months; and (iii) 100% acceleration of his then unvested Options, RSAs, performance shares, stock appreciation rights, and, subject to limitations imposed by the applicable award agreement and Section 409A of the Code, restricted stock units, performance-based restricted stock units, and long-term cash incentives.

Ms. Krammer’s Employment Agreement

On January 21, 2014, we entered into an employment agreement with Ms. Krammer, pursuant to which Ms. Krammer was employed as President of the Company for a term of four years with a one-year automatic renewal term. Ms. Krammer’s employment agreement terminates immediately in the event of the employee’s death or disability or, in the event either the Company or Ms. Krammer delivers written notice of termination to the other party, on the fifteenth day following delivery of such notice of termination. In addition, the Company may immediately terminate Ms. Krammer’s employment agreement in the event Ms. Krammer breaches such agreement or upon the occurrence of an event that would constitute cause (as defined in her employment agreement). Ms. Krammer’s employment agreement provides for a base salary of $250,000 per year and an annual bonus if performance targets are met, which determination shall be made at the discretion of the board of directors. Ms. Krammer’s employment agreement also provides that Ms. Krammer shall be subject to nondisclosure, noncompetition, and nonsolicitation covenants for specified periods following the termination of her employment with the Company.

If we terminate Ms. Krammer’s employment without cause (as defined in her employment agreement) or if Ms. Krammer resigns for good reason (as defined in her employment agreement) within 12 months of a change in control (as defined in her employment agreement) and she delivers a customary release of claims, she would be entitled to: (i) an amount equal to four times her annual compensation; (ii) a continuation of Company-paid health and group-term  life insurance benefits applicable to her as of the change of control (or provision of benefits equivalent thereto) for 24 months; and (iii) 100% acceleration of her then unvested Options, RSAs, performance shares, stock appreciation rights, and, subject to limitations imposed by the applicable award agreement and Section 409A of the Code, restricted stock units, performance-based restricted stock units, and long-term cash incentives.

Mr. Chan’s Employment Agreement

On February 17, 2014 we entered into an Employment Agreement with Mr. Chan, pursuant to which Mr. Chan was employed as Executive Vice President of Research & Development for a term of four years with a one-year automatic renewal term. Mr. Chan’s employment agreement terminates immediately in the event of the employee’s death or disability or, in the event either the Company or Mr. Chan delivers written notice of termination to the other party, on the fifteenth day following delivery of such notice of termination. In addition, the Company may immediately terminate Mr. Chan’s employment agreement in the event Mr. Chan breaches such agreement or upon the occurrence of an event that would constitute cause (as defined in his employment agreement). Mr. Chan’s employment agreement provides for a base salary of $225,000 per year and an annual bonus if performance targets are met, which determination shall be made at the discretion of the board of directors. Mr. Chan’s employment agreement also provides that Mr. Chan shall be subject to nondisclosure, noncompetition, and nonsolicitation covenants for specified periods following the termination of his employment with the Company.

If we terminate Mr. Chan’s employment without cause (as defined in his employment agreement) or if Mr. Chan resigns for good reason (as defined in his employment agreement) within 12 months of a change in control (as defined in his employment agreement) and he delivers a customary release of claims, he would be entitled to: (i) an amount equal to two times his annual compensation; (ii) a continuation of Company-paid health and group-term  life insurance benefits applicable to him as of the change of control (or provision of benefits equivalent thereto) for 18 months; and (iii) 100% acceleration of his then unvested Options, RSAs, performance shares, stock appreciation rights, and, subject to limitations imposed by the applicable award agreement and Section 409A of the Code, restricted stock units, performance-based restricted stock units, and long-term cash incentives.

Potential Payments upon Termination or Change of Control

The Named Executive Officers are eligible to receive certain severance payments and benefits in connection with a termination of employment following a change in control of our company. Although we have entered into a written agreement with each of our Named Executive Officers to provide such severance payments and benefits, we, or an acquirer, may mutually agree with the Named Executive Officers to provide payments and benefits on terms that vary from those currently contemplated.

In the event of a qualifying termination of employment within 12 months of a change of control, the Named Executive Officers shall be eligible to receive the payments and benefits as described above in “—Employment Agreements.” The receipt of any termination-based payments or benefits is subject to the Named Executive Officer executing (and not subsequently revoking) a waiver and release of claims in favor of our company or successor company.

Payments to each of Mr. Pekarsky and Ms. Krammer may be reduced in the event such payments are considered parachute payments within the meaning of Section 280G of the Code or in the event such payments trigger excise tax under Section 4999 of the Code.

Outstanding Equity Awards at December 31, 2014

As of December 31, 2014, none of our Named Executive Officers had outstanding stock options or any other equity incentive plan awards.

DIRECTOR COMPENSATION

The following table provides information for the fiscal year ending December 31, 2014 regarding all compensation awarded to, earned by, or paid to each person who served as a non-employee director for some portion of 2014. Mr. Pekarsky and Ms. Krammer are not included in the table below because they do not receive additional compensation for their services as directors of the Company. The compensation received by each of Mr. Pekarsky and Ms. Krammer as employees of the Company are shown above in “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)	Total ($)
Ping Wang(2)	—	295,440	—	—	—	—	295,440

(1)         The amount shown in this column reflects the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for awards granted during the fiscal year.

(2)         On November 10, 2014, in connection with Mr. Wang’s service as a director, the Company issued to KIP 290,000 shares of our common stock, of which 96,667 shares vested immediately on issuance and 193,333 shares vest upon completion of a milestone in accordance with the terms of a subscription agreement entered into between the Company and KIP. Mr. Wang is a Principal of Korea Investment Partners Co., Ltd., which manages KIP.

As of December 31, 2014, the Company did not have any standard policies, plans, or arrangements in place with respect to director compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information with respect to the beneficial ownership of our common stock as of February 2, 2015, by:

•                  each stockholder known by the Company to be the beneficial owner of more than 5% of its common stock;

•                  each of its directors;

•                  each of its Named Executive Officers; and

•                  all of the Company’s directors and executive officers as a group.

The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission, and thus it represents sole or shared voting or investment power with respect to the Company’s securities. Unless otherwise indicated below, to the Company’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The Company has deemed shares of its common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of February 2, 2015 to be outstanding and to be beneficially owned by the person holding such option or warrant for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

On February 2, 2015, there were 15,816,736 shares of common stock outstanding (including 4,207,987 shares of the Company’s Series A preferred stock on an as-converted basis).

Name of Beneficial Owner(1)	Shares(2)	Percentage
Directors and Executive Officers
James R. Pekarsky(3)	2,500,000	15.81%
Anja Krammer	2,500,000	15.81%
Kin F. Chan	1,200,000	7.59%
Ping Wang(4)	1,101,101	6.84%
All directors and executive officers as a group (4 persons)(5)	7,301,101	45.39%

5% or Greater Stockholders
KIP(6)	1,101,101	6.84%
Kevin Mszanowski(7)	825,000	5.22%
Hong Dong Ping(8)	810,811	5.04%
Xiao Zheng(9)	810,810	5.04%

(1)                                 Unless otherwise noted, the address of each person is 1098 Hamilton Court, Menlo Park, CA 94025.

(2)                                 Unless otherwise noted, the class of shares held by each person is common stock of the Company.

(3)                                 Consists of 2,500,000 shares of our common stock held by The James Pekarsky Trust, of which James R. Pekarsky is the sole beneficiary and trustee.

(4)                                 Consists of (i) 290,000 shares of our common stock held by KIP, (ii) 540,541 shares of our Series A preferred stock held by KIP (on an as-converted basis), and (iii) 270,270 shares of our common stock issuable to KIP upon exercise of a warrant exercisable within 60 days of February 2, 2015. Mr. Wang is a Principal of Korea Investment Partners Co., Ltd., which manages KIP, and may be deemed to share voting and investment power over these shares.

(5)                                 Consists of (i) 6,490,290 shares of our common stock held by all directors and executive officers as a group, (ii) 540,541 shares of our Series A preferred stock held by all directors and executive officers as a group (on an as-converted basis), and (iii) 270,270 shares of our common stock issuable to all directors and executive officers as a group upon exercise of a warrant exercisable within 60 days of February 2, 2015.

(6)                                 See footnote 4.

(7)                                 The address for Kevin Mszanowski is 24 Starr Way, Mountain View, CA 94040.

(8)                                 Consists of 540,541 shares of our Series A preferred stock (on an as-converted basis) held by Hong Dong Ping and 270,270 shares of our common stock issuable to Mr. Ping upon exercise of a warrant exercisable within 60 days of February 2, 2015.

(9)                                 Consists of 540,540 shares of our Series A preferred stock (on an as-converted basis) held by Xiao Zheng and 270,270 shares of our common stock issuable to Ms. Zheng upon exercise of a warrant exercisable within 60 days of February 2, 2015.

STOCKHOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple stockholders sharing an address. However, the Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of this Information Statement, or a future information statement, by written request directed to BioPharmX Corporation at 1098 Hamilton Court, Menlo Park, CA 94025. The telephone number at that address is 650-889-5020. Likewise, stockholders sharing an address who are receiving multiple copies of this Information Statement and wish to receive a single copy of future information statements may notify the Company at the address and telephone number listed above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended. Therefore, the Company files periodic reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Such reports, proxy statements and other information may be obtained by visiting the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549 or by calling the SEC at 1-800-SEC-0330, by sending an electronic message to the SEC at publicinfo@sec.gov or by sending a fax to the SEC at 1-

202-772-9295. In addition, the SEC maintains a website (www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically.

The Company makes its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, available (free of charge) on or through the investors section our website located at http://www.biopharmx.com/, as soon as reasonably practicable after they are filed with or furnished to the SEC. Information contained on or accessible through our website or contained on other websites is not deemed to be part of this Information Statement.

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our Quarterly Report on Form 10-Q for quarterly periods ended September 30, 2014, June 30, 2014, and March 31, 2014. We also incorporate by reference our Annual Report on Form 10-K for fiscal year ended December 31, 2013. You may request copies of all incorporated filings at no cost by making written or telephone requests for such copies to:

BioPharmX Corporation

1098 Hamilton Park

Menlo, CA 94025

Phone: 650-889-5020

APPENDIX

Appendix A-1                    Certificate of Validation

Appendix A-2                    4.2M Certificate of Designations

Appendix B-1                    Certificate of Incorporation

Appendix B-2                    5.5M Certificate of Designations

Appendix C                               Series A Resolutions

Appendix D                               2014 Equity Incentive Plan

Appendix A-1

CERTIFICATE OF VALIDATION

OF

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A

PREFERRED STOCK

OF

BIOPHARMX CORPORATION

Pursuant to Section 204 of the
General Corporation Law of the State of Delaware

BioPharmX Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies as follows:

1.                                      On January 22, 2015, the board of directors of the Corporation adopted the resolutions attached hereto (without the exhibits thereto) as EXHIBIT A.  On February 2, 2015, the stockholders of the Corporation, acting by written consent in lieu of a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware, adopted the resolutions attached hereto (without the exhibits thereto) as EXHIBIT B.  The foregoing resolutions of the board of directors and of the stockholders were duly adopted by the board of directors and by the stockholders, respectively, in accordance with the provisions of Section 204 of the General Corporation Law of the State of Delaware (the “DGCL”), and, in the case of stockholders, in accordance with Section 228 of the DGCL

2.                                      The defective corporate act ratified pursuant to Section 204 of the DGCL and set forth in the resolutions attached hereto would have required the filing of Certificate of Designations, Preferences and Rights of Series A Preferred Stock of the Corporation (the “Designation”) in accordance with Section 103 of the DGCL on April 25, 2014.  Attached hereto as EXHIBIT C is the Designation as should have been filed with the Secretary of State of the State of Delaware on April 25, 2014, and, upon the filing of this Certificate of Validation, such Designation will be validated as of 12:01 a.m. on April 25, 2014.

A-1-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Validation to be executed by its duly authorized officer as of this      day of           , 2015.

BIOPHARMX CORPORATION

By:
James Pekarsky
Chief Executive Officer,
Chief Financial Officer and Chairman of the Board of Directors

A-1-2

EXHIBIT A

BOARD RESOLUTIONS

See Appendix C to the Information Statement

A-1-3

EXHIBIT B

STOCKHOLDER RESOLUTIONS

A-1-4

ACTION BY WRITTEN CONSENT

OF THE

STOCKHOLDERS OF

BIOPHARMX CORPORATION

(a Delaware Corporation)

February 2, 2015

The undersigned, being Series A stockholders of BioPharmX Corporation, a Delaware corporation (the “Corporation”), do hereby consent to and approve the adoption of the following resolutions, without a meeting, pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”) and the Bylaws of the Corporation, effective as of the date first set forth above (unless otherwise noted in the resolutions):

1.                                      Ratification of Amended Certificate of Incorporation.

WHEREAS, pursuant to that certain Action by Unanimous Written Consent of the Board effective as of April 25, 2014, the Board, among other things: (a) approved a merger of the Corporation with BioPharmX Corporation, a Nevada company (“BPMX NV”) with the Corporation to be the surviving entity (the “Merger”) in accordance with Section 253 of the DGCL; (b) approved the Agreement and Plan of Merger (the “Merger Agreement”) that provided for each share of common stock of BPMX NV to be converted into one share of common stock of the Corporation, par value $0.001 per share (the “Common Stock”) and for each share of preferred stock of BPMX NV to be converted into one share of preferred stock of the Corporation in the Merger; (c) approved the Certificate of Ownership and Merger (the “Certificate of Merger”); and (d) approved the filing of the Certificate of Merger with the Secretary of State of Delaware.

WHEREAS, pursuant to that certain Action by Unanimous Written Consent of the Sole Stockholder of the Corporation dated April 25, 2014, the sole stockholder, among other things: (a) approved the Merger; (b) approved the Merger Agreement; and (c) approved the Certificate of Merger.

WHEREAS, the board of directors and shareholders of BPMX NV approved the Merger, the Merger Agreement and the Certificate of Merger on April 25, 2014 in accordance with Section 253 of the DGCL and Nevada law.

WHEREAS, Section 253 of the DGCL requires that the resolutions of the board of directors of BPMX NV approving the merger include “provision for the pro rata issuance of stock of the surviving corporation to the holders of the stock” of BPMX NV.

WHEREAS, the resolutions of the board of directors of BPMX NV provided that “each share of [BPMX NV] Preferred Stock will automatically be converted into one share of [Corporation] Preferred Stock”.

A-1-5

WHEREAS, the Certificate of Merger was filed with the Delaware Secretary of State on May 13, 2014 and the Merger became effective on May 16, 2014.

WHEREAS, the Certificate of Incorporation of the Corporation (the “Surviving Certificate”) would remain the Certificate of Incorporation of the surviving entity to the Merger and such surviving entity was the Corporation.

WHEREAS, such Surviving Certificate had been filed with Delaware on April 24, 2014.

WHEREAS, the Corporation should have, but erroneously did not, file a Certificate of Designations, Preferences and Rights of Series A Preferred Stock providing for the authorization, reservation and issuance of shares of Series A convertible preferred stock of the Corporation, par value $0.001 per share (such certificate the “Certificate of Designation” and such shares the “Series A Shares”) on April 24, 2014.

WHEREAS, the Board and stockholders of the Corporation and the board of directors and shareholders of BPMX NV intended to provide for the authorization, reservation and issuance of Series A Shares of the Corporation in the same amount and on the same terms as in the Certificate of Designations, Preferences and Rights of Series A Preferred Stock of BPMX NV immediately prior to the Merger (the “BPMX NV Certificate”).

WHEREAS, the Series A Shares issued by the Corporation in the Merger were void or voidable as a result of the failure to file the Certificate of Designation.

WHEREAS, the BPMX NV Certificate authorized and reserved for issuance 3,300,000 Series A shares of BPMX NV.

WHEREAS, following the Merger, the Corporation continued to issue Series A Shares.

WHEREAS, the Corporation filed a Certificate of Designations authorizing the issuance of 5.5 million Series A Shares on July 31, 2014 (the “July Designation”).

WHEREAS, the Corporation has issued 4,207,987 Series A Shares.

WHEREAS, the Board is concerned that the Certificate of Designation was not authorized by the Board or filed with the Delaware Secretary of State and that the Corporation issued Series A Shares (1) without filing the Certificate of Designation with the Delaware Secretary of State prior to the Merger and (2) in excess of 3,300,000 shares (the amount intended to be authorized and reserved at the time of the Merger).

WHEREAS, Section 204 of the DGCL provides that no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of

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authorization if ratified as provided in Section 204 of the DGCL or validated by the Court of Chancery of the State of Delaware in a proceeding brought under Section 205 of the DGCL, and in order to ratify such a defective corporate act pursuant to Section 204 of the DGCL, (A) the board of directors of a corporation shall adopt resolutions stating (i) the defective corporate act to be ratified, (ii) the time of the defective corporate act, (iii) if such defective corporate act involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued, (iv) the nature of the failure of authorization in respect of the defective corporate act to be ratified and (v) that the board of directors of a corporation approves the ratification of the defective corporate act and (B) if necessary, the resolutions adopted by the board of directors pursuant to Section 204 of the DGCL shall be submitted to the stockholders for approval and adoption.

WHEREAS, after further investigation and consultation with outside counsel the Board has determined that, notwithstanding the intentions of the Board to issue valid stock, the Board issued 4,207,987 Series A Shares, such issuances being a defective corporate act (as defined in Section 204 of the DGCL) and as a result the Series A Shares issued by the Corporation are void or voidable by reason of a “failure of authorization” (as defined in Section 204 of the DGCL).

WHEREAS, because of the failures of authorization described herein, the Board is concerned that the Corporation was not authorized to issue Series A Shares, and that the issued Series A Shares are void or voidable.

WHEREAS, the Board has deemed it to be in the best interests of the Corporation and its stockholders to ratify the issuances of the Series A Shares and to file a certificate of validation of the Certificate of Designation in the form presented to the Board and incorporated herein by reference (the “Certificate of Validation”) pursuant to and in accordance with Section 204 of the DGCL in order to avoid any uncertainty related to the Series A Shares.

WHEREAS, the Board has recognized that had the form of the BMPX NV Certificate authorizing 3.3 million Series A Shares been filed with the Secretary of State of the State of Delaware in accordance with Section 151 before the Merger, the Corporation would have been required to file a Certificate of Increase of the Series A Shares to 4,207,987 shares and such a filing would have required a vote of the holders of record of Series A Shares as of November 6, 2014.

NOW, THEREFORE, BE IT RESOLVED, that the Board has ratified, for all purposes of the DGCL and Section 204 thereof, the issuances of the 4,207,987 Series A Shares and the approval of the Certificate of Validation, the approval, adoption, execution, acknowledgment, and filing of the Certificate of Validation, and the changes to the Surviving Certificate effected thereby.

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RESOLVED FURTHER, that the defective corporate acts to be ratified by the stockholders are the issuances of 4,207,987 Series A Shares from April 24, 2014 until the date of these resolutions.

RESOLVED FURTHER, that the time and date of each issuance constituting the defective corporate acts for purposes of Section 204 of the DGCL is listed on Schedule 1 below.

RESOLVED FURTHER, that the defective corporate acts involved the issuance of shares of putative stock as noted on Schedule 1 below:

Schedule 1

Type	Number	Date
Series A Shares	810,811	April 11, 2014
Series A Shares	405,405	May 28, 2014
Series A Shares	13,513	June 23, 2014
Series A Shares	40,541	June 30, 2014
Series A Shares	70,270	July 24, 2014
Series A Shares	8,108	September 4, 2014
Series A Shares	5,405	September 15, 2014
Series A Shares	56,757	September 16, 2014
Series A Shares	16,216	September 17, 2014
Series A Shares	40,541	September 22, 2014
Series A Shares	54,054	September 26, 2014
Series A Shares	125,172	September 29, 2014
Series A Shares	495,000	September 30, 2014
Series A Shares	72,973	October 3, 2014
Series A Shares	64,865	October 6, 2014
Series A Shares	67,568	October 7, 2014
Series A Shares	121,622	October 8, 2014

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Series A Shares	40,542	October 9, 2014
Series A Shares	31,034	October 10, 2014
Series A Shares	10,000	October 14, 2014
Series A Shares	27,027	October 15, 2014
Series A Shares	86,486	October 16, 2014
Series A Shares	270,270	November 4, 2014
Series A Shares	270,270	November 5, 2014
Series A Shares	22,000	November 6, 2014
Series A Shares	305,035	November 7, 2014
Series A Shares	24,324	November 10, 2014
Series A Shares	100,826	November 12, 2014
Series A Shares	10,811	November 13, 2014
Series A Shares	540,541	November 17, 2014

RESOLVED FURTHER, that the nature of the failure of authorization with respect to the defective corporate acts to be ratified by the stockholders of the Corporation is that the Board failed to authorize and file the Certificate of Designation with the Delaware Secretary of State before the Merger and with sufficient authorized Series A Shares.

RESOLVED FURTHER, that the stockholders of the Corporation hereby approve and declare advisable the ratification of the issuances of the Series A Shares and the Certificate of Validation to be effective as of 12:01 a.m. on April 25, 2014, and the changes to the Surviving Certificate effected thereby.

RESOLVED FURTHER, that the stockholders of the Corporation entitled to vote on the adoption of these resolutions hereby adopt these resolutions and  approve the ratification of the issuances of the Series A Shares, including the filing of the Certificate of Validation to be effective as of 12:01 a.m. on April 25, 2014, and the changes to the Surviving Certificate effected thereby.

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EXHIBIT C

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A

PREFERRED STOCK OF

BIOPHARMX CORPORATION

See Appendix A-2 to the Information Statement

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Appendix A-2

DESIGNATIONS, PREFERENCES AND RIGHTS

OF SERIES A PREFERRED STOCK

OF

BIOPHARMX CORPORATION

BIOPHARMX CORPORATION (the “Company”), a Delaware corporation, DOES HEREBY CERTIFY that, pursuant to the authority conferred on the Board of Directors of this Company by the Certificate of Incorporation, as amended, of this Company in accordance with Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors of this Company adopted the following resolutions establishing a new series of preferred stock of this Company.

The Certificate of Incorporation of the Company provides that the Company is authorized to issue 10,000,000 shares of preferred stock with a par value of $.001 per share. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation and the DGCL, the Board of Directors has adopted resolutions providing for the designation, rights, powers and preferences and the qualifications, limitations and restrictions of 4,207,987 shares of Series A Preferred Stock, and that a copy of such resolutions is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company, the provisions of its Certificate of Incorporation, as amended, and in accordance with the General Corporation Law of the State of Delaware, the Board of Directors hereby establishes a series of the authorized preferred stock of the Company with par value of $.001 per share, which series shall be designated as “Series A Preferred Stock” and which will consist of 4,207,987 shares and will have powers, preferences, rights, qualifications, limitations and restrictions thereof, as follows:

1.                                      Definitions. For the purposes hereof, the following definitions shall apply:

1.1                               “Available Funds and Assets” has the meaning set forth in Section 4 hereof.

1.2                               “Board” means the Board of Directors of the Company.

1.3                               “Certificate” means this Certificate of Designations, Preferences and Rights of Series A Preferred Stock.

1.4                               “Common Stock” means the Company’s common stock, par value $0.001 per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

1.5                               “Company” means BioPharmX Corporation, a Delaware corporation.

1.6                               “Conversion Rate” has the meaning set forth in Section 5 hereof.

1.7                               “Original Issue Date” means April 11, 2014.

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1.8                               “Original Purchase Price” shall mean $1.85 per share.

1.9                               “Registered Holder” shall mean each holder of Series A Preferred as reflected on the books of the Company.

1.10                        “Securities Act” means the Securities Act of 1933, as amended.

1.11                        “Series A Preferred” means the Series A Preferred Stock of the Company.

1.12                        “Subscription Agreement” means the subscription agreement between the Company and each holder of shares of Series A Preferred.

1.13                        “Trading Day” means a day on which the Common Stock is traded on a Trading Market.

1.14                        “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, or the NYSE Euronext.

1.15                        “VWAP” shall mean the volume weighted average price of the Common Stock during any trading day as reported by or based on information provided by Bloomberg LP or other reputable reporting service reasonably acceptable to the Company.

1.16                        “Warrant” shall mean a warrant to purchase 50% of the number of shares of Common Stock issuable upon the conversion of the Series A Preferred, substantially in the form of the common stock purchase warrant annexed to the Subscription Agreement as Exhibit B.

2.                                      Interest. Each Registered Holder of outstanding shares of the Series A Preferred shall be entitled to interest payments at the rate of 6% of the Original Purchase Price per annum, compounded daily, calculated on the basis of a 360 day year and payable within five calendar days of January 1 each year. At any time that the Common Stock is traded on a Trading Market, interest hereunder may be payable, at the option of the Company, in shares of Common Stock (“Interest Shares”) or in cash. Interest paid in Interest Shares shall be paid in a number of fully paid and non-assessable shares (rounded up to the nearest whole share) of Common Stock equal to the quotient of (i) the amount of interest payable divided by the average of VWAP for each day during the period commencing twenty (20) Trading Days prior to but not including the date when the dividend has been declared by the Board.

3.                                      Dividends and Distributions. Each Registered Holder of the Series A Preferred shall not be entitled to dividends unless the Company pays cash dividends or dividends in other property to holders of outstanding shares of Common Stock, in which event, each outstanding share of the Series A Preferred will be entitled to receive dividends of cash or property, out of any assets legally available therefor, in an amount or value equal to the amount of dividends per share of Series A Preferred, as would have been payable on the number of shares of Common Stock into which each share of Series A Preferred would be convertible, if such shares of Series A Preferred had been converted to Common Stock as of the record date for the determination of holders of

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Common Stock entitled to receive such dividends. Any dividend payable to the Series A Preferred will have the same record and payment date and terms as the dividend payable on the Common Stock.

4.                                      Liquidation Rights. In the event of any Liquidation Event (as defined below), the funds and assets of the Company that may be legally distributed to the Company’s stockholders (the “Available Funds and Assets”) shall be distributed to the Company’s stockholders in the following manner:

4.1                               Series A Preferred. First, the holders of Series A Preferred shall be entitled to receive, prior and in preference to the holders of Common Stock, for each share of Series A Preferred an amount per share of Series A Preferred equal to the sum of (i) the Original Purchase Price, (ii) any accrued interest due under Section 2 above, and (iii) any declared and unpaid dividends, which shall be paid in cash (the “Series A Liquidation Preference”). If the Available Funds and Assets distributed to the holders of the Series A Preferred are insufficient to permit the payment to such holders of the full Series A Liquidation Preference, then the Available Funds and Assets shall be distributed to the holders of the Series A Preferred pro rata based upon the number of shares of Series A Preferred held by each holder.

4.2                               Common Stock. Second, the Available Funds and Assets, if any, remaining after the payment or distribution (or the setting aside for payment or distribution) to the holders of the Series A Preferred of their full preferential amounts, in accordance with Section 4.1, shall be distributed among the holders of Common Stock on a per share basis.

4.3                               Liquidation Event.

(a)                                 Unless waived in any specific instance by the holders of at least fifty-one percent (51%) of the shares of Series A Preferred then-outstanding, voting or acting as a single class on an as-converted to Common Stock basis (the “Majority Holders”), a “Liquidation Event” shall mean any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, and shall be deemed to be occasioned by, or to include, (x) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any stock acquisition, reorganization, merger, conversion or consolidation) unless the Company’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least a majority of the voting power of the surviving or acquiring entity, or its direct or indirect parent entity (except that the sale by the Company of shares of its capital stock to investors in bona fide equity financing transactions, or in connection with a Qualifying Listing (as defined under the Subscription Agreement), shall not be deemed a Liquidation Event for this purpose) or (y) a sale or other disposition or transfer of all or substantially all of the assets of the Company in any transaction or series of related transactions, including a sale or other disposition or transfer of all or substantially all of the assets of the Company’s subsidiaries, if such assets constitute substantially all of the assets of the Company and such subsidiaries taken as a whole.

(b)                                 In any of such events, if the consideration received by or with respect to the

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Company is other than cash or securities, its value will be deemed its fair market value as determined in good faith by a majority of the Board of Directors. Any securities to be delivered to the holders of the Series A Preferred or Common Stock, as the case may be, shall be valued as follows:

(i)                                     If traded on a national securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the ten (10) day period ending three (3) days prior to the closing;

(ii)                                  If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the ten (10) day period ending three (3) days prior to the closing; and

(iii)                               If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by a majority of the Board of Directors of the Company.

5.         Voting Rights.

5.1                               Common Stock. Except as otherwise provided herein or by applicable law, the holders of shares of Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Company. Each holder of shares of Common Stock shall be entitled to one (1) vote for each whole share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Company.

5.2                               Series A Preferred. Each holder of shares of Series A Preferred shall be entitled to one (1) vote for each whole share of Common Stock into which such shares of Series A Preferred could be converted pursuant to the provisions of Section 5.1 on the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, on the date such vote is taken or any written consent of the stockholders is solicited.

5.3                               General. Subject to the other provisions of this Certificate, each holder of Series A Preferred shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Company (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as may be otherwise provided by applicable law. Except as otherwise provided in this Certificate and applicable law, the holders of Series A Preferred and the holders of Common Stock shall vote together and not as separate classes.

6.                                      Conversion.

6.1                               Mandatory Conversion.

(a)                                 Requirements. The outstanding shares of Series A Preferred shall be converted

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automatically into fully-paid and non-assessable shares of Common Stock at the rate of one share of Common Stock for one share of Series A Preferred (the “Conversion Rate”) upon the Company achieving a Qualifying Listing (as defined in the Subscription Agreement) (the “Mandatory Conversion”) which occurs on or before the third anniversary of the Original Issue Date.

(b)                                 Procedures. Upon the occurrence of the event specified in Section 6.1(a) above, the outstanding shares of Series A Preferred shall be converted into Common Stock automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock unless the certificates evidencing the shares of Series A Preferred are delivered to the Company as provided below, or the holder notifies the Company that the certificates have been lost, stolen or destroyed, and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the certificates. Upon the occurrence of the Mandatory Conversion, the holders of Series A Preferred shall surrender the certificates representing the shares at the office of the Company. Thereupon, there shall be issued and delivered to the holder promptly at the office and in its name as shown on the surrendered certificates, a certificate for the number of shares of Common Stock into which the shares of Series A Preferred surrendered were convertible on the date on which the Mandatory Conversion occurred.

6.2                               Optional Conversion.

(a)                                 Requirements. At the option of the Registered Holder thereof, the outstanding shares of Series A Preferred shall be convertible into shares of Common Stock at the Conversion Rate.

(b)                                 Procedures. Each Registered Holder of shares who elects to convert such shares pursuant to Section 6.2(a) above shall surrender its certificate(s) for such shares, duly endorsed, at the office of the Company, and shall give written notice to the Company at that office that the holder elects to convert the same and shall state therein the number of shares of Series A Preferred being converted (a “Notice of Conversion”). Upon receipt of a Notice of Conversion, the Company shall promptly issue and deliver at that office to the Registered Holder a certificate(s) for the number of shares of Common Stock which the Registered Holder is entitled to receive upon the conversion and the Warrant. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate(s) representing the shares of Series A Preferred to be converted, and the Registered Holder entitled to receive the shares of Common Stock issuable upon the conversion shall be treated for all purposes as the record holder of the shares of Common Stock on that date.

6.3                               Restrictive Legend. Certificates evidencing shares of Common Stock and the Warrant issued upon the Mandatory Conversion shall be issued with a restrictive legend indicating that such securities were issued in a transaction which is exempt from registration under the Securities Act, and that they cannot be transferred unless (i) they have been registered under the Securities Act, (ii) an exemption from registration is available in the opinion of counsel to the

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Company or (iii) there is submitted to the Company such other evidence as may be satisfactory to the Company to the effect that any such transfer shall be in compliance with the Securities Act and applicable state securities law.

6.4                               New Stock Certificate. In the event less than all the shares represented by a certificate are converted, the Company shall promptly issue to the holder thereof a new certificate representing the unconverted shares.

7.                                      Adjustments.

7.1                               Adjustments for Subdivisions. Combinations or Consolidations of Common Stock. If at any time or from time to time the outstanding shares of Common Stock shall be (i) subdivided by stock split, stock dividend or otherwise into a greater number of shares, or (ii) combined or consolidated, by reclassification or otherwise, into a lesser number of shares, then the Conversion Rate shall simultaneously be proportionately increased or decreased, as the case may be, such that the holders of the Series A Preferred shall thereafter receive upon conversion thereof, the number of shares of Common Stock, they would have received had their Series A Preferred been converted into such shares immediately prior to the taking of the actions described in subsections (i) and (ii) of this Section 7.1.

7.2                               Adjustments for Stock Dividends and Other Distributions. If at any time or from time to time after the Original Issue Date the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock, and other than as otherwise adjusted in this Section 7 or as provided in Section 2, then, in each such event, provision shall be made so that the holders of the Series A Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company that they would have received had their Series A Preferred been converted into Common Stock on the date for determining the holders of Common Stock entitled to receive the dividend or distribution.

7.3                               Adjustment for Merger, Sale, Reclassification, Exchange and Substitution.

(a)                                 In case the Company after the Original Issue Date shall do any of the following (each, a “Triggering Event”): (a) consolidate or merge with or into any other Person and the Company shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, any capital stock of the Company shall be changed into or exchanged for securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its capital stock, then, and in the case of each such Triggering Event, proper provision shall be made to the Conversion Rate and the number of shares of Common Stock into which the Series A Preferred is convertible so that, upon the basis and the terms and in the manner provided in this Certificate, the holder of Series A Preferred shall be entitled upon the conversion hereof at any time after the consummation of such Triggering Event, to the extent the Series A Preferred has not been converted or redeemed prior to such Triggering Event, to receive at the Conversion Rate in effect

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at the time immediately prior to the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such conversion prior to such Triggering Event, the securities, cash and property to which such holder would have been entitled upon the consummation of such Triggering Event if such holder had converted immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 7. Immediately upon the occurrence of a Triggering Event, the Company shall notify the holder in writing of such Triggering Event and provide the calculations in determining the number of shares of Common Stock issuable upon conversion and the adjusted Conversion Rate.

(b)                                 The surviving entity and/or each Person (other than the Company) which may be required to deliver any securities, cash or property upon the conversion of the Series A Preferred as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of Series A Preferred, (A) the obligations of the Company under the Series A Preferred (and if the Company shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under the Series A Preferred) and (B) the obligation to deliver to such holder such securities, cash or property as, in accordance with the foregoing provisions of this subsection (b).

(c)                                  Except as provided in Section 4, upon any liquidation, dissolution or winding up of the Company, if at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred is changed into the same or a different number of shares of any class of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, each holder of Series A Preferred shall have the right thereafter to have the Series A Preferred converted into the kind and amount of stock and other securities and property receivable upon the recapitalization, reclassification or other change by a holder of the number of shares of Common Stock into which the shares of Series A Preferred could have been converted immediately prior to the recapitalization, reclassification or change.

7.4                               Issuances. If, at any time within two (2) years following the Original Issue Date, the Company shall issue any Common Stock, except for the Excepted Issuances (as hereinafter defined), for a consideration per share that is less (a “Dilutive Issuance”) than the Original Issue Price (as adjusted pursuant to the provisions of this Section 7) that would be in effect at the time of such issue, then, and thereafter successively upon each such issuance, Conversion Rate shall be reduced by multiplying the Conversion Rate by a fraction, the numerator of which is the price of the Dilutive Issuance and the denominator of which is the Original Issue Price (as adjusted pursuant to the provisions of Section 7). For purposes of this adjustment and except for the Excepted Issuances, the issuance of any security or debt instrument of the Company which has the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock, shall result in an adjustment to the Conversion Rate upon the issuance of the above-described security, debt instrument, warrant, right, or option and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then Original Issue Price. For purposes of this

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Certificate of Designations, “Excepted Issuance” shall mean any sale by the Company of its Common Stock or equity linked debt obligations in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of the securities or assets of a corporation or other entity (or any division or business unit thereof) so long as such issuances are not for the purpose of raising capital, (ii) the Company’s issuance of securities in connection with strategic supply, sale or license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants which are approved by the Board of Directors, and (iv) securities issued and outstanding as of the Original Issue Date.

7.5                               Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Rate for Series A Preferred, the Company, at its expense, shall compute the adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing the adjustment or readjustment, and shall mail the certificate, by first class mail, postage prepaid, to each affected registered holder of the Series A Preferred at the holder’s address as shown on the Company’s books.

8.                                      Redemption.

8.1                               Triggering Event. A “Triggering Event” shall be deemed to have occurred in the event that the Company shall fail to achieve a Qualifying Listing on or before the third anniversary date of the Original Issue Date.

8.2                               Redemption Option Upon Triggering Event. In addition to all other rights of the Registered Holders contained herein, after a Triggering Event, each Registered Holder shall have the right to require the Company to redeem all or a portion of the then outstanding Series A Preferred at a price per share equal to the Series A Liquidation Preference (the “Redemption Price”).

8.3                               Mechanics of Redemption Option. Within five (5) business days after the occurrence of the Triggering Event, the Company shall deliver written notice thereof via overnight courier (“Notice of Triggering Event”) to each Registered Holder. At any time after a Registered Holder’s receipt of a Notice of Triggering Event, any Registered Holder of Series A Preferred then outstanding may require the Company to redeem up to all of such holder’s Series A Preferred by delivering written notice thereof via overnight courier (“Notice of Redemption at Option of Holder”) to the Company, which Notice of Redemption at Option of Holder shall indicate the number of shares of Series A that such holder is electing to redeem.

8.4                               Payment of Redemption Price. Upon the Company’s receipt of a Notice(s) of Redemption at Option of Holder from any Registered Holder, the Company shall immediately notify each Registered Holder by facsimile or e-mail of the Company’s receipt of such notice(s). The Company shall deliver on the fifth (5th) Business Day after the Company’s receipt of the first Notice of Redemption at Option of Holder the applicable Redemption Price to all Registered Holders that deliver a Notice of Redemption at Option of Holder prior to the fifth (5th) Business Day after the Company’s receipt of the first Notice of Redemption at Option of Holder. If the

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Company is unable to redeem all of the Series A Preferred submitted for redemption, the Company shall (i) redeem a pro rata amount from each Registered Holder based on the number of shares of Series A Preferred submitted for redemption by such Registered Holder relative to the total number of shares of Series A Preferred submitted for redemption by all Registered Holders and (ii) continue to redeem shares of Series A Preferred until paid in full.

9.                                      Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred, and the number of shares of Common Stock, as applicable to be issued shall be rounded up to the nearest whole share.

10.                               Status of Converted Stock. Upon the conversion, redemption or extinguishment of the Series A Preferred, the shares converted, redeemed or extinguished will be automatically returned to the status of authorized and unissued shares of preferred stock, available for future designation and issuance pursuant to the terms of the Articles of Incorporation. Following conversion of all outstanding shares of Series A Preferred on the Mandatory Conversion, this Certificate of Designations shall be automatically cancelled and void and be of no further force and effect.

11.                               Reservation of Common Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred, such number of shares as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred.

12.                               Notices. Except as otherwise stated, any notice required by the provisions of this Certificate to be given to the holders of shares of the Series A Preferred shall be deemed given upon the earlier of actual receipt thereof or deposit thereof in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of that holder appearing on the books of the Company.

13.                               Restrictions and Limitations. In addition to any vote required by law, the Company shall not, without the approval, by vote or written consent, of the Majority Holders voting together as a single class:

(a)                                 Amend this Certificate or otherwise alter or change the rights, preferences or privileges of the Series A Preferred so as to materially and adversely affect the same;

(b)                                 Increase or decrease (other than by redemption or conversion) the authorized number of shares of Series A Preferred.

RESOLVED, FURTHER, that the officers of this Company be, and each of them hereby is, authorized and empowered on behalf of the Company to execute, verify and file this Certificate in accordance with Delaware law.

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IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officer on the       day of         .

BIOPHARMX CORPORATION

BY:
James Pekarsky
Chief Executive Officer

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Appendix B-1

STATE OF DELAWARE

CERTIFICATE OF INCORPORATION

BIOPHARMX CORPORATION

BioPharmX Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: The name of the Corporation is BioPharmX Corporation (the “Corporation”).

SECOND: The address of its registered office in the State of Delaware is 1811 Silverside Road, Wilmington, DE 19810, New Castle County. The name of its registered agent at such address is VCorp Services, LLC.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: (a) The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred million (100,000,000), of which (i) 90,000,000 shares are designated as common stock with a par value of $.001 per share (“Common Stock”) and (ii) 10,000,000 shares are designated as preferred stock with a par value of $.001 per share (“Preferred Stock”).

(b)           The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time, including but not limited to:

(i)            the designation of such class or series;

(ii)           the dividend rate of such class or series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or non-cumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

(iii)          whether the shares of such class or series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(iv)          the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such class or series;

(v)           whether or not the shares of such class or series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock  or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi)          the extent, if any, to which the holders of the shares of such class or series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such class or series shall be entitled;

(vii)         the restrictions, if any, on the issue or reissue of any additional shares or any class or series of Preferred Stock; and

(viii)        the rights of the holders of the shares of such class or series upon the dissolution of, or upon the distribution of assets of, the Corporation.

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(c)           The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended absent such consent.

(d)           Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

(e)           No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

FIFTH: The name and mailing address of the incorporator is James Pekarsky, 098 Hamilton Court, Menlo Park, CA 94025.

SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the by-laws of the Corporation.

SEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law. No amendment to or repeal of this Article SEVENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

EIGHTH: The Corporation shall indemnify, to the fullest extent permitted by Section 145 of the General Corporation Law, as amended from time to time, each person that such section grants the Corporation the power to indemnify.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its president this 24th day of April, 2014.

/s/ James Pekarsky
James Pekarsky
Incorporator

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Appendix B-2

DESIGNATIONS, PREFERENCES AND RIGHTS

OF SERIES A PREFERRED STOCK

OF

BIOPHARMX CORPORATION

BIOPHARMX CORPORATION (the “Company”), a Delaware corporation, DOES HEREBY CERTIFY that, pursuant to the authority conferred on the Board of Directors of this Company by the Certificate of Incorporation, as amended, of this Company in accordance with Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors of this Company adopted the following resolutions establishing a new series of preferred stock of this Company.

The Certificate of Incorporation of the Company provides that the Company is authorized to issue 10,000,000 shares of preferred stock with a par value of $.001 per share. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation and the DGCL, the Board of Directors has adopted resolutions providing for the designation, rights, powers and preferences and the qualifications, limitations and restrictions of 5,500,000 shares of Series A Preferred Stock, and that a copy of such resolutions is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company, the provisions of its Certificate of Incorporation, as amended, and in accordance with the General Corporation Law of the State of Delaware, the Board of Directors hereby establishes a series of the authorized preferred stock of the Company with par value of $.001 per share, which series shall be designated as “Series A Preferred Stock” and which will consist of 5,500,000 shares and will have powers, preferences, rights, qualifications, limitations and restrictions thereof, as follows:

1.                                      Definitions. For the purposes hereof, the following definitions shall apply:

1.1                               “Available Funds and Assets” has the meaning set forth in Section 4 hereof.

1.2                               “Board” means the Board of Directors of the Company.

1.3                               “Certificate” means this Certificate of Designations, Preferences and Rights of Series A Preferred Stock.

1.4                               “Common Stock” means the Company’s common stock, par value $0.001 per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

1.5                               “Company” means BioPharmX Corporation, a Delaware corporation.

1.6                               “Conversion Rate” has the meaning set forth in Section 5 hereof.

1.7                               “Original Issue Date” means April 11, 2014.

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1.8                               “Original Purchase Price” shall mean $1.85 per share.

1.9                               “Registered Holder” shall mean each holder of Series A Preferred as reflected on the books of the Company.

1.10                        “Securities Act” means the Securities Act of 1933, as amended.

1.11                        “Series A Preferred” means the Series A Preferred Stock of the Company.

1.12                        “Subscription Agreement” means the subscription agreement between the Company and each holder of shares of Series A Preferred.

1.13                        “Trading Day” means a day on which the Common Stock is traded on a Trading Market.

1.14                        “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, or the NYSE Euronext.

1.15                        “VWAP” shall mean the volume weighted average price of the Common Stock during any trading day as reported by or based on information provided by Bloomberg LP or other reputable reporting service reasonably acceptable to the Company.

1.16                        “Warrant” shall mean a warrant to purchase 50% of the number of shares of Common Stock issuable upon the conversion of the Series A Preferred, substantially in the form of the common stock purchase warrant annexed to the Subscription Agreement as Exhibit B.

2.                                      Interest. Each Registered Holder of outstanding shares of the Series A Preferred shall be entitled to interest payments at the rate of 6% of the Original Purchase Price per annum, compounded daily, calculated on the basis of a 360 day year and payable within five calendar days of January 1 each year. At any time that the Common Stock is traded on a Trading Market, interest hereunder may be payable, at the option of the Company, in shares of Common Stock (“Interest Shares”) or in cash. Interest paid in Interest Shares shall be paid in a number of fully paid and non-assessable shares (rounded up to the nearest whole share) of Common Stock equal to the quotient of (i) the amount of interest payable divided by the average of VWAP for each day during the period commencing twenty (20) Trading Days prior to but not including the date when the dividend has been declared by the Board.

3.                                      Dividends and Distributions. Each Registered Holder of the Series A Preferred shall not be entitled to dividends unless the Company pays cash dividends or dividends in other property to holders of outstanding shares of Common Stock, in which event, each outstanding share of the Series A Preferred will be entitled to receive dividends of cash or property, out of any assets legally available therefor, in an amount or value equal to the amount of dividends per share of Series A Preferred, as would have been payable on the number of shares of Common Stock into which each share of Series A Preferred would be convertible, if such shares of Series A Preferred had been converted to Common Stock as of the record date for the determination of holders of

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Common Stock entitled to receive such dividends. Any dividend payable to the Series A Preferred will have the same record and payment date and terms as the dividend payable on the Common Stock.

4.                                      Liquidation Rights. In the event of any Liquidation Event (as defined below), the funds and assets of the Company that may be legally distributed to the Company’s stockholders (the “Available Funds and Assets”) shall be distributed to the Company’s stockholders in the following manner:

4.1                               Series A Preferred. First, the holders of Series A Preferred shall be entitled to receive, prior and in preference to the holders of Common Stock, for each share of Series A Preferred an amount per share of Series A Preferred equal to the sum of (i) the Original Purchase Price, (ii) any accrued interest due under Section 2 above, and (iii) any declared and unpaid dividends, which shall be paid in cash (the “Series A Liquidation Preference”). If the Available Funds and Assets distributed to the holders of the Series A Preferred are insufficient to permit the payment to such holders of the full Series A Liquidation Preference, then the Available Funds and Assets shall be distributed to the holders of the Series A Preferred pro rata based upon the number of shares of Series A Preferred held by each holder.

4.2                               Common Stock. Second, the Available Funds and Assets, if any, remaining after the payment or distribution (or the setting aside for payment or distribution) to the holders of the Series A Preferred of their full preferential amounts, in accordance with Section 4.1, shall be distributed among the holders of Common Stock on a per share basis.

4.3                               Liquidation Event.

(a)                                 Unless waived in any specific instance by the holders of at least fifty-one percent (51%) of the shares of Series A Preferred then-outstanding, voting or acting as a single class on an as-converted to Common Stock basis (the “Majority Holders”), a “Liquidation Event” shall mean any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, and shall be deemed to be occasioned by, or to include, (x) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any stock acquisition, reorganization, merger, conversion or consolidation) unless the Company’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least a majority of the voting power of the surviving or acquiring entity, or its direct or indirect parent entity (except that the sale by the Company of shares of its capital stock to investors in bona fide equity financing transactions, or in connection with a Qualifying Listing (as defined under the Subscription Agreement), shall not be deemed a Liquidation Event for this purpose) or (y) a sale or other disposition or transfer of all or substantially all of the assets of the Company in any transaction or series of related transactions, including a sale or other disposition or transfer of all or substantially all of the assets of the Company’s subsidiaries, if such assets constitute substantially all of the assets of the Company and such subsidiaries taken as a whole.

(b)                                 In any of such events, if the consideration received by or with respect to the

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Company is other than cash or securities, its value will be deemed its fair market value as determined in good faith by a majority of the Board of Directors. Any securities to be delivered to the holders of the Series A Preferred or Common Stock, as the case may be, shall be valued as follows:

(i)                                     If traded on a national securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the ten (10) day period ending three (3) days prior to the closing;

(ii)                                  If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the ten (10) day period ending three (3) days prior to the closing; and

(iii)                               If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by a majority of the Board of Directors of the Company.

5.              Voting Rights.

5.1                               Common Stock. Except as otherwise provided herein or by applicable law, the holders of shares of Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Company. Each holder of shares of Common Stock shall be entitled to one (1) vote for each whole share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Company.

5.2                               Series A Preferred. Each holder of shares of Series A Preferred shall be entitled to one (1) vote for each whole share of Common Stock into which such shares of Series A Preferred could be converted pursuant to the provisions of Section 5.1 on the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, on the date such vote is taken or any written consent of the stockholders is solicited.

5.3                               General. Subject to the other provisions of this Certificate, each holder of Series A Preferred shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Company (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as may be otherwise provided by applicable law. Except as otherwise provided in this Certificate and applicable law, the holders of Series A Preferred and the holders of Common Stock shall vote together and not as separate classes.

6.                                      Conversion.

6.1                               Mandatory Conversion.

(a)                                 Requirements. The outstanding shares of Series A Preferred shall be converted

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automatically into fully-paid and non-assessable shares of Common Stock at the rate of one share of Common Stock for one share of Series A Preferred (the “Conversion Rate”) upon the Company achieving a Qualifying Listing (as defined in the Subscription Agreement) (the “Mandatory Conversion”) which occurs on or before the third anniversary of the Original Issue Date.

(b)                                 Procedures. Upon the occurrence of the event specified in Section 6.1(a) above, the outstanding shares of Series A Preferred shall be converted into Common Stock automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock unless the certificates evidencing the shares of Series A Preferred are delivered to the Company as provided below, or the holder notifies the Company that the certificates have been lost, stolen or destroyed, and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the certificates. Upon the occurrence of the Mandatory Conversion, the holders of Series A Preferred shall surrender the certificates representing the shares at the office of the Company. Thereupon, there shall be issued and delivered to the holder promptly at the office and in its name as shown on the surrendered certificates, a certificate for the number of shares of Common Stock into which the shares of Series A Preferred surrendered were convertible on the date on which the Mandatory Conversion occurred.

6.2                               Optional Conversion.

(a)                                 Requirements. At the option of the Registered Holder thereof, the outstanding shares of Series A Preferred shall be convertible into shares of Common Stock at the Conversion Rate.

(b)                                 Procedures. Each Registered Holder of shares who elects to convert such shares pursuant to Section 6.2(a) above shall surrender its certificate(s) for such shares, duly endorsed, at the office of the Company, and shall give written notice to the Company at that office that the holder elects to convert the same and shall state therein the number of shares of Series A Preferred being converted (a “Notice of Conversion”). Upon receipt of a Notice of Conversion, the Company shall promptly issue and deliver at that office to the Registered Holder a certificate(s) for the number of shares of Common Stock which the Registered Holder is entitled to receive upon the conversion and the Warrant. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate(s) representing the shares of Series A Preferred to be converted, and the Registered Holder entitled to receive the shares of Common Stock issuable upon the conversion shall be treated for all purposes as the record holder of the shares of Common Stock on that date.

6.3                               Restrictive Legend. Certificates evidencing shares of Common Stock and the Warrant issued upon the Mandatory Conversion shall be issued with a restrictive legend indicating that such securities were issued in a transaction which is exempt from registration under the Securities Act, and that they cannot be transferred unless (i) they have been registered under the Securities Act, (ii) an exemption from registration is available in the opinion of counsel to the

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Company or (iii) there is submitted to the Company such other evidence as may be satisfactory to the Company to the effect that any such transfer shall be in compliance with the Securities Act and applicable state securities law.

6.4                               New Stock Certificate. In the event less than all the shares represented by a certificate are converted, the Company shall promptly issue to the holder thereof a new certificate representing the unconverted shares.

7.                                      Adjustments.

7.1                               Adjustments for Subdivisions, Combinations or Consolidations of Common Stock. If at any time or from time to time the outstanding shares of Common Stock shall be (i) subdivided by stock split, stock dividend or otherwise into a greater number of shares, or (ii) combined or consolidated, by reclassification or otherwise, into a lesser number of shares, then the Conversion Rate shall simultaneously be proportionately increased or decreased, as the case may be, such that the holders of the Series A Preferred shall thereafter receive upon conversion thereof, the number of shares of Common Stock, they would have received had their Series A Preferred been converted into such shares immediately prior to the taking of the actions described in subsections (i) and (ii) of this Section 7.1.

7.2                               Adjustments for Stock Dividends and Other Distributions. If at any time or from time to time after the Original Issue Date the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock, and other than as otherwise adjusted in this Section 7 or as provided in Section 2, then, in each such event, provision shall be made so that the holders of the Series A Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company that they would have received had their Series A Preferred been converted into Common Stock on the date for determining the holders of Common Stock entitled to receive the dividend or distribution.

7.3                               Adjustment for Merger, Sale, Reclassification, Exchange and Substitution.

(a)                                 In case the Company after the Original Issue Date shall do any of the following (each, a “Triggering Event”): (a) consolidate or merge with or into any other Person and the Company shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, any capital stock of the Company shall be changed into or exchanged for securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its capital stock, then, and in the case of each such Triggering Event, proper provision shall be made to the Conversion Rate and the number of shares of Common Stock into which the Series A Preferred is convertible so that, upon the basis and the terms and in the manner provided in this Certificate, the holder of Series A Preferred shall be entitled upon the conversion hereof at any time after the consummation of such Triggering Event, to the extent the Series A Preferred has not been converted or redeemed prior to such Triggering Event, to receive at the Conversion Rate in effect

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at the time immediately prior to the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such conversion prior to such Triggering Event, the securities, cash and property to which such holder would have been entitled upon the consummation of such Triggering Event if such holder had converted immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 7. Immediately upon the occurrence of a Triggering Event, the Company shall notify the holder in writing of such Triggering Event and provide the calculations in determining the number of shares of Common Stock issuable upon conversion and the adjusted Conversion Rate.

(b)                                 The surviving entity and/or each Person (other than the Company) which may be required to deliver any securities, cash or property upon the conversion of the Series A Preferred as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of Series A Preferred, (A) the obligations of the Company under the Series A Preferred (and if the Company shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under the Series A Preferred) and (B) the obligation to deliver to such holder such securities, cash or property as, in accordance with the foregoing provisions of this subsection (b).

(c)                                  Except as provided in Section 4, upon any liquidation, dissolution or winding up of the Company, if at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred is changed into the same or a different number of shares of any class of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, each holder of Series A Preferred shall have the right thereafter to have the Series A Preferred converted into the kind and amount of stock and other securities and property receivable upon the recapitalization, reclassification or other change by a holder of the number of shares of Common Stock into which the shares of Series A Preferred could have been converted immediately prior to the recapitalization, reclassification or change.

7.4                               Issuances. If, at any time within two (2) years following the Original Issue Date, the Company shall issue any Common Stock, except for the Excepted Issuances (as hereinafter defined), for a consideration per share that is less (a “Dilutive Issuance”) than the Original Issue Price (as adjusted pursuant to the provisions of this Section 7) that would be in effect at the time of such issue, then, and thereafter successively upon each such issuance, Conversion Rate shall be reduced by multiplying the Conversion Rate by a fraction, the numerator of which is the price of the Dilutive Issuance and the denominator of which is the Original Issue Price (as adjusted pursuant to the provisions of Section 7). For purposes of this adjustment and except for the Excepted Issuances, the issuance of any security or debt instrument of the Company which has the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock, shall result in an adjustment to the Conversion Rate upon the issuance of the above-described security, debt instrument, warrant, right, or option and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then Original Issue Price. For purposes of this

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Certificate of Designations, “Excepted Issuance” shall mean any sale by the Company of its Common Stock or equity linked debt obligations in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of the securities or assets of a corporation or other entity (or any division or business unit thereof) so long as such issuances are not for the purpose of raising capital, (ii) the Company’s issuance of securities in connection with strategic supply, sale or license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants which are approved by the Board of Directors, and (iv) securities issued and outstanding as of the Original Issue Date.

7.5                               Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Rate for Series A Preferred, the Company, at its expense, shall compute the adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing the adjustment or readjustment, and shall mail the certificate, by first class mail, postage prepaid, to each affected registered holder of the Series A Preferred at the holder’s address as shown on the Company’s books.

8.                                      Redemption.

8.1                               Triggering Event. A “Triggering Event” shall be deemed to have occurred in the event that the Company shall fail to achieve a Qualifying Listing on or before the third anniversary date of the Original Issue Date.

8.2                               Redemption Option Upon Triggering Event. In addition to all other rights of the Registered Holders contained herein, after a Triggering Event, each Registered Holder shall have the right to require the Company to redeem all or a portion of the then outstanding Series A Preferred at a price per share equal to the Series A Liquidation Preference (the “Redemption Price”).

8.3                               Mechanics of Redemption Option. Within five (5) business days after the occurrence of the Triggering Event, the Company shall deliver written notice thereof via overnight courier (“Notice of Triggering Event”) to each Registered Holder. At any time after a Registered Holder’s receipt of a Notice of Triggering Event, any Registered Holder of Series A Preferred then outstanding may require the Company to redeem up to all of such holder’s Series A Preferred by delivering written notice thereof via overnight courier (“Notice of Redemption at Option of Holder”) to the Company, which Notice of Redemption at Option of Holder shall indicate the number of shares of Series A that such holder is electing to redeem.

8.4                               Payment of Redemption Price. Upon the Company’s receipt of a Notice(s) of Redemption at Option of Holder from any Registered Holder, the Company shall immediately notify each Registered Holder by facsimile or e-mail of the Company’s receipt of such notice(s). The Company shall deliver on the fifth (5th) Business Day after the Company’s receipt of the first Notice of Redemption at Option of Holder the applicable Redemption Price to all Registered Holders that deliver a Notice of Redemption at Option of Holder prior to the fifth (5th) Business Day after the Company’s receipt of the first Notice of Redemption at Option of Holder. If the

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Company is unable to redeem all of the Series A Preferred submitted for redemption, the Company shall (i) redeem a pro rata amount from each Registered Holder based on the number of shares of Series A Preferred submitted for redemption by such Registered Holder relative to the total number of shares of Series A Preferred submitted for redemption by all Registered Holders and (ii) continue to redeem shares of Series A Preferred until paid in full.

9.                                      Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred, and the number of shares of Common Stock, as applicable to be issued shall be rounded up to the nearest whole share.

10.                               Status of Converted Stock. Upon the conversion, redemption or extinguishment of the Series A Preferred, the shares converted, redeemed or extinguished will be automatically returned to the status of authorized and unissued shares of preferred stock, available for future designation and issuance pursuant to the terms of the Articles of Incorporation. Following conversion of all outstanding shares of Series A Preferred on the Mandatory Conversion, this Certificate of Designations shall be automatically cancelled and void and be of no further force and effect.

11.                               Reservation of Common Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred, such number of shares as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred.

12.                               Notices. Except as otherwise stated, any notice required by the provisions of this Certificate to be given to the holders of shares of the Series A Preferred shall be deemed given upon the earlier of actual receipt thereof or deposit thereof in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of that holder appearing on the books of the Company.

13.                               Restrictions and Limitations. In addition to any vote required by law, the Company shall not, without the approval, by vote or written consent, of the Majority Holders voting together as a single class:

(a)                                 Amend this Certificate or otherwise alter or change the rights, preferences or privileges of the Series A Preferred so as to materially and adversely affect the same;

(b)                                 Increase or decrease (other than by redemption or conversion) the authorized number of shares of Series A Preferred.

RESOLVED, FURTHER, that the officers of this Company be, and each of them hereby is, authorized and empowered on behalf of the Company to execute, verify and file this Certificate in accordance with Delaware law.

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IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officer on the            day of                   .

BIOPHARMX CORPORATION

By:
James Pekarsky
Chief Executive Officer

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Appendix C

ACTION BY UNANIMOUS WRITTEN CONSENT

OF THE

BOARD OF DIRECTORS OF

BIOPHARMX CORPORATION

(a Delaware corporation)

Pursuant to Section 141(f) of the Delaware General Corporation Law (“DGCL”), the undersigned, being all the members of the Board of Directors (the “Board”) of BioPharmX Corporation, a Delaware corporation (the “Corporation”), hereby adopt and approve the following resolutions by unanimous written consent without a meeting:

1.                                      Ratification of Amended Certificate of Incorporation.

WHEREAS, pursuant to that certain Action by Unanimous Written Consent of the Board effective as of April 25, 2014, the Board, among other things: (a) approved a merger of the Corporation with BioPharmX Corporation, a Nevada company (“BPMX NV”) with the Corporation to be the surviving entity (the “Merger”) in accordance with Section 253 of the DGCL; (b) approved the Agreement and Plan of Merger (the “Merger Agreement”) that provided for each share of common stock of BPMX NV to be converted into one share of common stock of the Corporation, par value $0.001 per share (the “Common Stock”) and for each share of preferred stock of BPMX NV to be converted into one share of preferred stock of the Corporation in the Merger; (c) approved the Certificate of Ownership and Merger (the “Certificate of Merger”); and (d) approved the filing of the Certificate of Merger with the Secretary of State of Delaware.

WHEREAS, pursuant to that certain Action by Unanimous Written Consent of the Sole Stockholder of the Corporation dated April 25, 2014, the sole stockholder, among other things: (a) approved the Merger; (b) approved the Merger Agreement; and (c) approved the Certificate of Merger.

WHEREAS, the board of directors and shareholders of BPMX NV approved the Merger, the Merger Agreement and the Certificate of Merger on April 25, 2014 in accordance with Section 253 of the DGCL and Nevada law.

WHEREAS, Section 253 of the DGCL requires that the resolutions of the board of directors of BPMX NV approving the merger include “provision for the pro rata issuance of stock of the surviving corporation to the holders of the stock” of BPMX NV.

WHEREAS, the resolutions of the board of directors of BPMX NV provided that “each share of [BPMX NV] Preferred Stock will automatically be converted into one share of [Corporation] Preferred Stock”.

WHEREAS, the Certificate of Merger was filed with the Delaware Secretary of State on May 13, 2014 and the Merger became effective on May 16, 2014.

WHEREAS, the Certificate of Incorporation of the Corporation (the “Surviving Certificate”) would remain the Certificate of Incorporation of the surviving entity to the

Merger and such surviving entity was the Corporation.

WHEREAS, such Surviving Certificate had been filed with Delaware on April 24, 2014.

WHEREAS, the Corporation should have, but erroneously did not, file a Certificate of Designations, Preferences and Rights of Series A Preferred Stock providing for the authorization, reservation and issuance of shares of Series A convertible preferred stock of the Corporation, par value $0.001 per share (such certificate the “Certificate of Designation” and such shares the “Series A Shares”) on April 24, 2014.

WHEREAS, the Board and stockholders of the Corporation and the board of directors and shareholders of BPMX NV intended to provide for the authorization, reservation and issuance of Series A Shares of the Corporation in the same amount and on the same terms as in the Certificate of Designations, Preferences and Rights of Series A Preferred Stock of BPMX NV immediately prior to the Merger (the “BPMX NV Certificate”).

WHEREAS, the Series A Shares issued by the Corporation in the Merger were void or voidable as a result of the failure to file the Certificate of Designation.

WHEREAS, the BPMX NV Certificate authorized and reserved for issuance 3,300,000 Series A shares of BPMX NV.

WHEREAS, following the Merger, the Corporation continued to issue Series A Shares.

WHEREAS, the Corporation filed a Certificate of Designations authorizing the issuance of 5.5 million Series A Shares on July 31, 2014 (the “July Designation”).

WHEREAS, the Corporation has issued 4,207,987 Series A Shares.

WHEREAS, the Board is concerned that the Certificate of Designation was not authorized by the Board or filed with the Delaware Secretary of State and that the Corporation issued Series A Shares (1) without filing the Certificate of Designation with the Delaware Secretary of State prior to the Merger and (2) in excess of 3,300,000 shares (the amount intended to be authorized and reserved at the time of the Merger).

WHEREAS, Section 204 of the DGCL provides that no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in Section 204 of the DGCL or validated by the Court of Chancery of the State of Delaware in a proceeding brought under Section 205 of the DGCL, and in order to ratify such a defective corporate act pursuant to Section 204 of the DGCL, the board of directors of a corporation shall adopt resolutions stating (i) the defective corporate act to be ratified, (ii) the time of the defective corporate act, (iii) if such defective corporate act involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued, (iv) the nature of the failure of authorization in respect of the defective corporate act to be ratified and (v) that the board of directors of a corporation approves the ratification of the defective corporate act.

WHEREAS, after further investigation and consultation with outside counsel the Board has determined that, notwithstanding the intentions of the Board to issue valid stock, the Board issued 4,207,987 Series A Shares, such issuances being a defective corporate act

(as defined in Section 204 of the DGCL) and as a result the Series A Shares issued by the Corporation are void or voidable by reason of a “failure of authorization” (as defined in Section 204 of the DGCL).

WHEREAS, because of the failures of authorization described herein, the Board is concerned that the Corporation was not authorized to issue Series A Shares, and that the issued Series A Shares are void or voidable.

WHEREAS, the Board deems it to be in the best interests of the Corporation and its stockholders to ratify the issuances of the Series A Shares and to file a certificate of validation of the Certificate of Designation in the form presented to the Board and incorporated herein by reference (the “Certificate of Validation”) pursuant to and in accordance with Section 204 of the DGCL in order to avoid any uncertainty related to the Series A Shares.

WHEREAS, the Board recognizes that had the form of the BMPX NV Certificate authorizing 3.3 million Series A Shares been filed with the Secretary of State of the State of Delaware in accordance with Section 151 before the Merger, the Corporation would have been required to file a Certificate of Increase of the Series A Shares to 4,207,987 shares and such a filing would have required a vote of the holders of record of Series A Shares as of November 6, 2014.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines to ratify, for all purposes of the DGCL and Section 204 thereof, the issuances of the 4,207,987 Series A Shares and to approve the Certificate of Validation, the approval, adoption, execution, acknowledgment, and filing of the Certificate of Validation, and the changes to the Surviving Certificate effected thereby.

RESOLVED FURTHER, that the defective corporate acts to be ratified hereby are the issuances of 4,207,987 Series A Shares from April 24, 2014 until the date of these resolutions.

RESOLVED FURTHER, that the time and date of each issuance constituting the defective corporate acts for purposes of Section 204 of the DGCL is listed on Schedule 1 below.

RESOLVED FURTHER, that the defective corporate acts involved the issuance of shares of putative stock as noted on Schedule 1 below:

Schedule 1

Type	Number	Date
Series A Shares	810,811	April 11, 2014
Series A Shares	405,405	May 28, 2014
Series A Shares	13,513	June 23, 2014
Series A Shares	40,541	June 30, 2014

Series A Shares	70,270	July 24, 2014
Series A Shares	8,108	September 4, 2014
Series A Shares	5,405	September 15, 2014
Series A Shares	56,757	September 16, 2014
Series A Shares	16,216	September 17, 2014
Series A Shares	40,541	September 22, 2014
Series A Shares	54,054	September 26, 2014
Series A Shares	125,172	September 29, 2014
Series A Shares	495,000	September 30, 2014
Series A Shares	72,973	October 3, 2014
Series A Shares	64,865	October 6, 2014
Series A Shares	67,568	October 7, 2014
Series A Shares	121,622	October 8, 2014
Series A Shares	40,542	October 9, 2014
Series A Shares	31,034	October 10, 2014
Series A Shares	10,000	October 14, 2014
Series A Shares	27,027	October 15, 2014
Series A Shares	86,486	October 16, 2014
Series A Shares	270,270	November 4, 2014
Series A Shares	270,270	November 5, 2014
Series A Shares	22,000	November 6, 2014
Series A Shares	305,035	November 7, 2014
Series A Shares	24,324	November 10, 2014
Series A Shares	100,826	November 12, 2014
Series A Shares	10,811	November 13, 2014
Series A Shares	540,541	November 17, 2014

RESOLVED FURTHER, that the nature of the failure of authorization with respect to the defective corporate acts to be ratified is that the Board failed to authorize and file the Certificate of Designation with the Delaware Secretary of State before the Merger and with sufficient authorized Series A Shares.

RESOLVED FURTHER, that the Board hereby approves and declares advisable the ratification of the issuances of the Series A Shares and the Certificate of Validation to be effective as of 12:01 a.m. on April 25, 2014, and the changes to the Surviving Certificate effected thereby.

RESOLVED FURTHER, that the Board hereby recommends that the stockholders of the Corporation entitled to vote on the adoption of these resolutions vote to adopt these resolutions and to accordingly approve the ratification of the issuances of the Series A Shares, including the filing of the Certificate of Validation to be effective as of 12:01 a.m. on April 25, 2014, and the changes to the Surviving Certificate effected thereby.

RESOLVED FURTHER, that the Board hereby directs the officers of the Corporation to solicit the approval and consent of the Corporation’s stockholders to the adoption of these resolutions and to give notice of the adoption of these resolutions to the holders of record of stock of the Corporation (whether voting or non-voting and whether valid or putative stock) as of the close of business on February 2, 2015 and as of the date of each of the defective corporate acts, in accordance with Section 204 of the DGCL, other than those holders whose identities or addresses cannot be determined from the Corporation’s records, in accordance with Section 204 of the DGCL.

RESOLVED FURTHER, that the Board hereby directs the officers to include in the notice provided to stockholders of the Corporation a copy of these resolutions and a statement that any claim that the defective corporate act ratified pursuant to these resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in these resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions must be brought within 120 days from the validation effective time.

FURTHER RESOLVED, that, upon the receipt of the required vote of the stockholders of the Corporation, the officers of the Corporation are hereby authorized and directed to prepare, execute, acknowledge, and file with the Delaware Secretary of State a certificate of validation in accordance with Sections 204(e) and 103 of the DGCL.

FURTHER RESOLVED, that, at any time before the filing of the certificate of validation, notwithstanding adoption of the resolution by the stockholders of the Corporation, the Board may abandon the resolution or the filing of the Certificate of Validation without further action of the stockholders of the Corporation.

2.                                      Withdrawal of Previously Filed Series A Certificate of Designation.

WHEREAS, the July Designation was erroneously filed by the Corporation and could not have validated the Series A Shares issued prior to the July Designation.

WHEREAS, the July Designation was filed pursuant to Section 242 rather than Section 151 and was an inaccurate record of the corporate action therein referred to for purposes of Section 103(f) of the DGCL because it did not take into account the failure to file the original Certificate of Designation.

WHEREAS, the Board now wishes to withdraw, cancel and void such Erroneous Filing.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby resolves to withdraw, cancel and void such Erroneous Filing by filing a Certificate of Correction pursuant to Section 103(f) of the DGCL.

RESOLVED FURTHER, that the Board hereby directs the officers of the Corporation to take all such actions necessary to withdraw, cancel and void the Erroneous Filing, including the filing of a Certificate of Correction in accordance with Section 103(f) of the DGCL.

3.                                      Filing of New Series A Certificate of Designation.

WHEREAS, the Board has hereby ratified the previous issuance of 4,207,987 Series A Shares and the Certificate of Validation.

WHEREAS, it is in the best interests of the Corporation to raise additional working capital through the sale and issuance of up to an aggregate of 5,500,000 Series A Shares at a price of one Dollar and eighty-five Cents ($1.85) per share (such sale and issuance of additional Series A Shares being referred to as the “Additional Issuances”).

WHEREAS, the Board previously approved the reservation and issuance of up to 5,500,000 Series A Shares on July 20, 2014 and related form of Subscription Agreement, Investor Rights Agreement and Escrow Agreement on March 20, 2014.

WHEREAS, to permit the Corporation to consummate the Additional Issuances and to authorize the issuance of additional Series A Shares it is necessary to file a certificate of designation authorizing the issuance of additional Series A Shares (the “New Certificate of Designation”).

NOW, THEREFORE, IT IS RESOLVED, that subject to obtaining the required approval of the Corporation’s Series A stockholders, the Corporation’s New Certificate of Designation, in substantially the form attached hereto as Exhibit C, which shall provide that the authorized number of Series A Shares be increased from 4,207,987 shares to 5,500,000 Series A Shares is hereby approved.

RESOLVED FURTHER, that each of the officers of the Corporation is hereby authorized to solicit the approval and consent of the Corporation’s Series A stockholders to the adoption of the New Certificate of Designation by written consent.

RESOLVED FURTHER, that upon obtaining the required consent and approval of the stockholders of the Corporation to the adoption of the New Certificate of Designation, the appropriate officers of the Corporation are hereby authorized to execute, verify and file the New Certificate of Designation with the Delaware Secretary of State together with any changes therein required by the Secretary of State.

4.                                      Omnibus Resolution.

RESOLVED, that the Board hereby ratifies, confirms, approves and adopts all actions previously taken by officers or directors of the Corporation that are approved by the foregoing resolutions.

RESOLVED, that the officers of the Corporation, and each of them with full authority to act without the others, are hereby authorized to do or cause to be done any and all further acts and things necessary or desirable, in their sole discretion, and deliver any and all such additional documents as they may deem necessary to carry out the purposes and intent of the foregoing resolutions.

Appendix D

BIOPHARMX CORPORATION

(formerly THOMPSON DESIGNS, INC.)

2014 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors on January 23, 2014, amended on November 7, 2014

Adopted by the Stockholders on January 21, 2015

1 .                            Purposes of the Plan. The purposes of this Equity Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.                               Definitions. As used herein, the following definitions shall apply:

(a)                          “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)                          “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal and state securities laws, the corporate laws of California and, to the extent other than California, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(c)                           “Award” means the grant of an Option, Restricted Stock or other right or benefit under the Plan.

(d)                          “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(e)                           “Board” means the Board of Directors of the Company.

(f)                            “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee’s Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company’s or such Related Entity’s intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company’s or such Related Entity’s satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

(g)                           “Code” means the Internal Revenue Code of 1986, as amended.

(h)                          “Committee” means any committee appointed by the Board to administer the Plan.

(i)                              “Common Stock” means the common stock of the Company.

(j)                             “Company” means Thompson Designs, Inc., a Nevada corporation.

(k)                          “Consultant” means any person (other than an Employee or, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l)                              “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i)  any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(m)                      “Corporate Transaction” means any of the following stockholder- approved transactions to which the Company is a party:

(i)                              a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)                           the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

(iii)                        any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(iv)                       an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

(n)                          “Director” means a member of the Board or the board of directors of any Related Entity.

(o)                          “Disability” means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(p)                          “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(q)                          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)                             “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)                              Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(ii)                           In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

(s)                            “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(t)                             “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(u)                          “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)                          “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)                        “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(x)                          “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)                          “Plan” means this 2014 Equity Incentive Plan.

(z)                           “Post-Termination Exercise Period” means period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(aa)                   “Registration Date” means the first to occur of (i) the closing of the first sale to the general public of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by, on or prior to the date of consummation of such Corporate Transaction, the Securities and Exchange Commission under the Securities Act of 1933, as amended.

(bb)                   “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(cc)                     “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(dd)                   “Share” means a share of the Common Stock.

(ee)                     “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.                                      Stock Subject to the Plan.

(a)                          Subject to the provisions of Section 11(a) below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 4,500,000 Shares. In addition, the total number of Shares issuable upon exercise of all outstanding Awards shall not exceed a number of Shares which is equal to 30% of the then outstanding shares of the Company, as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, unless a percentage higher than 30% is approved by at least two-thirds of the outstanding Shares entitled to vote. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)                          Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.                                      Administration of the Plan.

(a)                          Plan Administrator.       With respect to grants of Awards to Employees, Directors, or Consultants, the Plan shall be administered by (A) the Board or (B) a Committee (or a subcommittee of the Committee) designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(b)                          Multiple Administrative Bodies.       The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c)                           Powers of the Administrator.       Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)                              to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)                           to determine whether and to what extent Awards are granted hereunder;

(iii)                        to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)                       to approve forms of Award Agreements for use under the Plan;

(v)                          to determine the terms and conditions of any Award granted hereunder;

(vi)                       to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii)                    to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(viii)                 to construe and interpret the terms of the Plan and Awards, including without limitation. any notice of award or Award Agreement, granted pursuant to the Plan; and

(ix)                       to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(d)                          Effect of Administrator’s Decision .       All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5.                               Eligibility.                                           Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may he granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

6.                                      Terms and Conditions of Awards.

(a)                          Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options or sales or bonuses of Restricted Stock and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)                          Designation of Award.       Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c)                           Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)                          Acquisitions and Other Transactions.       The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)                           Award Exchange Programs.    The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

(f)                            Separate Programs.       The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)                           Early Exercise.     The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(h)                          Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(i)                              Non-Transferability of Awards.       Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.

(j)                             Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7.                                      Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

(a)                          Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i)                              In the case of an Incentive Stock Option:

(A)                        granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)                        granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)                                  In the case of a Non-Qualified Stock Option:

(A)                        granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)                        granted to any person other than a person described in the preceding paragraph, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

(iii)                               In the case of the sale of Shares:

(A)                        granted to a person who, at the time of the grant of such Award, or at the time the purchase is consummated, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share purchase price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; or

(B)                        granted to any person other than a person described in the preceding paragraph, the per Share purchase price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

(iv)                        In the case of other Awards, such price as is determined by the Administrator.

(v)                          Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

(b)                          Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)                              cash;

(ii)                           check;

(iii)                        delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

(iv)                       if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

(v)                          with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi)                       any combination of the foregoing methods of payment.

(c)                           Taxes.            No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

(d)                          Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee’s employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8.                                      Exercise of Award.

(a)                          Procedure for Exercise; Rights as a Stockholder.

(i)                              Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement but in the case of an Option, in no case at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to reasonable conditions such as continued employment. Notwithstanding the foregoing, in the case of an Option granted to an Officer, Director or Consultant, the Award Agreement may provide that the Option may become exercisable, subject to reasonable conditions such as such Officer’s, Director’s or Consultant’s Continuous Service, at any time or during any period established in the Award Agreement.

(ii)                           An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 11(a), below.

(b)                          Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death (but not in the event of a Grantee’s change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the Award to the extent that the Grantee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a NonQualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee is not entitled to exercise the Award at the date of termination, or if the Grantee does not exercise such Award to the extent so entitled within the Post-Termination Exercise Period, the Award shall terminate.

(c)                           Disability of Grantee.                             In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, Grantee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the Award to the extent that the Grantee was otherwise entitled to exercise it at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee is not entitled to exercise the Award at the date of termination, or if Grantee does not exercise such Award to the extent so entitled within the time specified herein, the Award shall terminate.

(d)                          Death of Grantee.                                               In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the Award, but only to the extent that the Grantee was entitled to exercise the Award as of the date of termination, within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee was not entitled to exercise the Award, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise such Award to the extent so entitled within the time specified herein, the Award shall terminate.

(e)                           Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9.                                      Conditions Upon Issuance of Shares.

(a)                          Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                          As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company. such a representation is required by any Applicable Laws.

10.                        Repurchase Rights.                                        If the provisions of an Award Agreement grant to the Company the right to repurchase Shares upon termination of the Grantee’s Continuous Service, the Award Agreement shall (or may, with respect to Awards granted or issued to Officers, Directors or Consultants) provide that:

(a)                          the right to repurchase must be exercised, if at all, within ninety (90) days of the termination of the Grantee’s Continuous Service (or in the case of Shares issued upon exercise of Awards after the date of termination of the Grantee’s Continuous Service, within ninety (90) days after the date of the Award exercise);

(b)                          the consideration payable for the Shares upon exercise of such repurchase right shall be made in cash or by cancellation of purchase money indebtedness within the ninety (90) day periods specified in Section 10(a);

(c)                           the amount of such consideration shall (i) be equal to the original purchase price paid by Grantee for each such Share; provided, that the right to repurchase such Shares at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the Shares subject to the Award per year over five (5) years from the date the Award is granted (without respect to the date the Award was exercised or became exercisable), and (ii) with respect to Shares, other than Shares subject to repurchase at the original purchase price pursuant to clause (i) above, not less than the Fair Market Value of the Shares to be repurchased on the date of termination of Grantee’s Continuous Service; and

(d)                          the right to repurchase Shares, other than the right to repurchase Shares at the original purchase price pursuant to clause (i) of Section 10(c), shall terminate on the Registration Date.

11.                        Adjustments Upon Changes in Capitalization or Corporate Transaction.

(a)                          Adjustments upon Changes in Capitalization.                                          Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)                          Corporate Transaction.                  Awards terminate on Corporate Transaction unless assumed or substituted: In the event of a Corporate Transaction each Award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award unless the Award is assumed by the successor corporation or the Parent thereof in connection with the Corporate Transaction. Effective upon the consummation of the Corporate Transaction, each outstanding Award under the Plan shall terminate unless the Award is assumed by the successor corporation or the Parent thereof in connection with the Corporate Transaction. For the purposes of accelerating the vesting and the release of restrictions applicable to Awards pursuant to this subsection (but not for purposes of termination of such Awards), the Award shall be considered assumed if, in connection with the Corporate Transaction, the Award is replaced with a comparable Award with respect to shares of capital stock of the successor corporation or Parent thereof or is replaced with a cash incentive program of the successor corporation or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability above shall be made by the Administrator and its determination shall be final, binding and conclusive.

12.                        Effective Date and Term of Plan.            The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 16, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.                        Amendment, Suspension or Termination of the Plan.

(a)                          The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)                          No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c} Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14.                               Reservation of Shares.

(a)                          The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)                          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.                        No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause.

16.                        No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement-Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.                        Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, copies of financial statements at least annually.